UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TEREX CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TEREX CORPORATION
200 Nyala Farm Road, Westport, Connecticut 06880

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2009

The Annual Meeting of Stockholders of Terex Corporation (“Terex” or the “Company”) will be held at the corporate offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, on Thursday, May 14, 2009, at 10:00 a.m., local time, for the following purposes:

1.	To elect eleven (11) directors of the Company to hold office for one year or until their successors are duly elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2009.

3.	To approve the Terex Corporation 2009 Omnibus Incentive Plan.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are described more fully in the Proxy Statement accompanying this Notice.

The Board of Directors of the Company has fixed the close of business on March 17, 2009 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

Securities and Exchange Commission rules allow us to furnish proxy materials to our stockholders on the Internet. We are pleased to utilize these rules and believe that they enable us to provide our stockholders with the information that they need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

On or about April 3, 2009, we will be mailing our Notice of Internet Availability of Proxy Materials to most of our stockholders, which contains instructions for our stockholders’ use of this process, including how to access our 2009 Proxy Statement and 2008 Annual Report and how to vote online.  In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may receive a paper copy of the Proxy Statement and Annual Report, if you received only a Notice of Internet Availability of Proxy Materials this year.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT.  While all stockholders are invited to attend the Annual Meeting, we urge you to vote whether or not you will be present at the Annual Meeting.  You may vote by telephone or via the Internet.  If you received a paper copy of the proxy card by mail, you may complete, date and sign the proxy card and return it in the envelope provided.  No postage is required if the proxy card is mailed in the United States.  You may withdraw your proxy or change your vote at any time before your proxy is voted, either by voting in person at the Annual Meeting, by proxy, by telephone or via the Internet.  Please vote promptly in order to avoid the additional expense of further solicitation.

By order of the Board of Directors,
Eric I Cohen Secretary
March 31, 2009
Westport, Connecticut

TEREX CORPORATION
200 Nyala Farm Road
Westport, Connecticut 06880

Proxy Statement for the
Annual Meeting of Stockholders
to be held on May 14, 2009

This Proxy Statement is furnished to stockholders of Terex Corporation (“Terex” or the “Company”) in connection with the solicitation of proxies by and on behalf of the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on May 14, 2009, at the corporate offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, and at any adjournments or postponements thereof (collectively, the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”).

As of March 17, 2009, the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting, the Company had outstanding 95,127,014 shares of common stock, $.01 par value per share (“Common Stock”).

Under rules and regulations of the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner of our Common Stock, we are furnishing proxy materials, which include our Proxy Statement and Annual Report, to our stockholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail to all of our stockholders, other than to stockholders who previously elected to receive a printed copy of the proxy materials. Those stockholders that previously elected to receive printed proxy materials will each receive such materials by mail. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials over the Internet. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via telephone or the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

We are mailing the Notice of Internet Availability of Proxy Materials to our stockholders on or about April 3, 2009.

Each share of Common Stock is entitled to one vote per share for each matter to be voted on at the Meeting.  Except for the election of directors of the Company and the approval of the Terex Corporation 2009 Omnibus Incentive Plan, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote is required for the approval of any matters voted upon at the Meeting.  In an uncontested election of directors, such as the election at the Meeting, each director shall be elected by a majority of the votes cast with respect to such director.  The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote is required to approve the Terex Corporation 2009 Omnibus Incentive Plan, provided that the total votes cast on this proposal represent over 50% of the total number of shares entitled to vote on this proposal.

A quorum of stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock representing a majority of the aggregate number of votes entitled to be cast.  Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.  With respect to all matters to be voted upon at the Meeting, abstentions will have the effect of a negative vote and broker non-votes will not be considered as votes cast and thus will have no effect on the outcome of the vote, except with respect to the proposal to approve the Terex Corporation 2009 Omnibus Incentive Plan, where broker non-votes may result in a failure to obtain total votes cast of more than 50% of the shares entitled to vote on the proposal.

Proxy solicitations by the Board will be made by mail, by phone, via the Internet or by personal interviews conducted by officers or employees of the Company. All costs of solicitations, including (a) printing and mailing of the Notice of Internet Availability of Proxy Materials, (b) the printing and mailing of this Proxy Statement and accompanying material, (c) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Company’s stock, and (d) supplementary solicitations to submit proxies, if any, will be borne by the Company.

How To Vote

In order that your shares of Common Stock may be represented at the Meeting, you are requested to vote your proxy using one of the following methods:

Via the Internet – You can vote your shares via the Internet as instructed in the Notice of Internet Availability of Proxy Materials.  The Internet procedures are designed to authenticate your identity to allow you to vote your shares and confirm that your instructions have been properly recorded. Internet voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m. (EDT) on May 13, 2009.

By Telephone – The Notice of Internet Availability of Proxy Materials includes a toll-free number you can call to request printed copies of proxy materials and instructions on how to vote by telephone. The printed proxy materials include a different toll-free number that you can call for voting.

By Mail – Stockholders who receive a paper proxy card may elect to vote by mail and should complete, sign and date their proxy card and mail it in the pre-addressed envelope that accompanies the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the time of the Meeting in order for your shares to be voted. Stockholders who hold shares beneficially in street name may vote by mail by requesting a paper proxy card according to the instructions contained in the Notice of Internet Availability of Proxy Materials received from your broker or other agent, and then completing, signing and dating the voting instruction card provided by the brokers or other agents and mailing it in the pre-addressed envelope provided.

If you vote via the Internet, by telephone or by mailing a proxy card, we will vote your shares as you direct. For the election of directors, you can specify whether your shares should be voted for all, some or none of the nominees for director listed. With respect to the other items being submitted for stockholder vote, you may vote “for” or “against” any proposal or you may abstain from voting on any proposal.

If you submit a proxy via the Internet, by telephone or by mailing a proxy card without indicating your instructions, we will vote your shares consistent with the recommendations of our Board as stated in this Proxy Statement and in the Notice of Internet Availability of Proxy Materials, specifically in favor of our nominees for directors, in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm and in favor of the approval of the Terex Corporation 2009 Omnibus Incentive Plan. If any other matters are properly presented at the Meeting for consideration, then our officers named on your proxy will have discretion to vote for you on those matters.  As of the date of the Notice of Internet Availability of Proxy Materials, we knew of no other matters to be presented at the Meeting.

Revocation of Proxies – Any stockholder giving a proxy has the right to attend the Meeting to vote his or her shares of Common Stock in person (thereby revoking any prior proxy).  Any stockholder also has the right to revoke the proxy at any time by executing a later-dated proxy, by telephone, via the Internet or by written revocation received by the Secretary of the Company prior to the time the proxy is voted.  All properly executed and unrevoked proxies delivered pursuant to this solicitation, if received at or prior to the Meeting, will be voted at the Meeting.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL 1:  ELECTION OF DIRECTORS

At the Meeting, eleven directors of the Company are to be elected to hold office until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.  Each director shall be elected by a majority of the votes of shares of Common Stock represented at the Meeting in person or by proxy cast with respect to such director. Unless marked to the contrary, the proxies received by the Company will be voted FOR the election of the eleven nominees listed below, all of whom are presently members of the Board.

Each nominee has consented to being named in this Proxy Statement and to serve as a director if elected.  However, should any of the nominees for director decline or become unable to accept nomination if elected, it is intended that the Board will vote for the election of such other person as director as it shall designate.  The Company has no reason to believe that any nominee will decline or be unable to serve if elected.

In the event of an uncontested election, as is the case this year, any nominee for director who is a current director and receives less than a majority of the votes cast in person or by proxy at the Meeting shall offer to resign from the Board.  While the Board does not believe that in each such case a director should necessarily leave the Board, this presents an opportunity for the Board, through its Governance and Nominating Committee, to consider the resignation offer.

The information set forth below has been furnished to the Company by the nominees and sets forth for each nominee, as of March 25, 2009, such nominee’s name, business experience for at least the past five years, other directorships held and age.  There is no family relationship between any nominee and any other nominee or executive officer of the Company.  For information regarding the beneficial ownership of the Common Stock by the current directors of the Company, see “Security Ownership of Management and Certain Beneficial Owners.”

The Governance and Nominating Committee of the Board has nominated each of the following individuals based on various criteria, including, among others, a desire to maintain a balanced experience and knowledge base within the Board, the nominees’ personal integrity and willingness to devote necessary time and attention to properly discharge the duties of director, and the ability of the nominees to make positive contributions to the leadership and governance of the Company.

The Board recommends that the stockholders vote FOR the following nominees for director.

Name	Age	Positions and Offices with Company	First Year As Company Director
Ronald M. DeFeo	57	Chairman of the Board, Chief Executive Officer and Director	1993
G. Chris Andersen	70	Lead Director	1992
Paula H. J. Cholmondeley	61	Director	2004
Don DeFosset	60	Director	1999
William H. Fike	72	Director	1995
Thomas J. Hansen	60	Director	2008
Dr. Donald P. Jacobs	81	Director	1998
David A. Sachs	49	Director	1992
Oren G. Shaffer	66	Director	2007
David C. Wang	64	Director	2008
Helge H. Wehmeier	66	Director	2002

Ronald M. DeFeo joined the Company on May 1, 1992, was appointed President and Chief Operating Officer of the Company on October 4, 1993, Chief Executive Officer (“CEO”) of the Company on March 24, 1995 and Chairman of the Board on March 4, 1998. Mr. DeFeo relinquished the titles of President and Chief Operating Officer of the Company on January 3, 2007. Pursuant to an Amended and Restated Employment and Compensation Agreement between Mr. DeFeo and the Company, dated as of October 14, 2008 (the “DeFeo Agreement”), Mr. DeFeo is to remain Chief Executive Officer of the Company through December 31, 2012 and the Company will use its best efforts, consistent with generally accepted best corporate governance standards, to have Mr. DeFeo elected Chairman of the Board during this time.  Prior to joining the Company, Mr. DeFeo was a Senior Vice President of J.I. Case Company, the former Tenneco farm and construction equipment division, and also served as a Managing Director of Case Construction Equipment throughout Europe. While at J.I. Case, Mr. DeFeo was also a Vice President of North American Construction Equipment Sales and General Manager of Retail Operations. Mr. DeFeo serves as a director of Kennametal Inc. (a supplier of the Company).

G. Chris Andersen has been a merchant banker since 1996 and is currently a partner of G.C. Andersen Partners, LLC, a private merchant banking and advisory firm.

Paula H. J. Cholmondeley is currently a private consultant on strategic planning. Ms. Cholmondeley served as Vice President and General Manager of Sappi Fine Paper, North America from 2000 through 2004, where she was responsible for their Specialty Products division. Ms. Cholmondeley held senior positions with various other companies from 1980 through 1998, including Owens Corning, The Faxon Company, Blue Cross of Greater Philadelphia, and Westinghouse Elevator Company, and also served as a White House Fellow assisting the U.S. Trade Representative during the Reagan administration. Ms. Cholmondeley, a former certified public accountant, is an alumnus of Howard University and received a Masters Degree in Accounting from the University of Pennsylvania, Wharton School of Finance. Ms. Cholmondeley is also a director of Dentsply International Inc., Ultralife Batteries, Inc., Albany International Corp. and Minerals Technologies Inc., and is an independent trustee of Nationwide Mutual Funds.

Don DeFosset retired in 2005 as Chairman, President and Chief Executive Officer of Walter Industries, Inc., a diversified company with principal operating businesses in homebuilding and home financing, water transmission products and energy services.  Mr. DeFosset had served since November 2000 as President and CEO, and since March 2002 as Chairman, of Walter Industries.  Previously, he was Executive Vice President and Chief Operating Officer of Dura Automotive Systems, Inc., a global supplier of engineered systems, from October 1999 through June 2000.  Before joining Dura, Mr. DeFosset served as a Corporate Executive Vice President, President of the Truck Group and a member of the Office of Chief Executive Officer of Navistar International Corporation from October 1996 to August 1999.  Mr. DeFosset also serves as a director of National Retail Properties Inc., Regions Financial Corporation and EnPro Industries, Inc.

William H. Fike has been President of Fike & Associates, a consulting firm, since January 2000. Mr. Fike retired as the Vice Chairman and Executive Vice President of Magna International Inc., an automotive parts manufacturer based in Ontario, Canada, in February 1999. Prior to joining Magna International in August 1994, Mr. Fike was employed by Ford Motor Company from 1965 to 1994, where he served most recently as a Corporate Vice President and as President of Ford Europe.

Thomas J. Hansen is Vice Chairman of Illinois Tool Works Inc. (“ITW”), a manufacturer of fasteners and components, consumable systems and a variety of specialty products and equipment, and is responsible for ITW’s worldwide Automotive Components and Fastener, Fluids and Polymers, Industrial Metal and Plastic and Construction businesses. From 1998 until May 2006, Mr. Hansen served as Executive Vice President of ITW. Mr. Hansen joined ITW in 1980 as sales and marketing manager of the Shakeproof Industrial Products businesses and held several other positions with the company. Mr. Hansen is a member of the Northern Illinois University’s Executive Club, a member of the Economics Club of Chicago, is Chairman of the ITW Better Government Council, and is a former member of the Board of Trustees of MAPI (Manufacturers Alliance).

Dr. Donald P. Jacobs is Dean Emeritus and the Gaylord Freeman Distinguished Professor of Banking of the J.L. Kellogg School of Management at Northwestern University, positions he has held since 2001. Prior to that, Dr. Jacobs was Dean of the Kellogg School from 1975 through 2001. He presently teaches government, strategy and international business. Dr. Jacobs also serves as a director of ProLogis Trust.

David A. Sachs is the Co-Chairman of the Capital Markets Group Investment Committee of Ares Management LLC, an investment management firm of which he was a founder in 1997. Mr. Sachs has been an investment banker and investment manager since 1981.

Oren G. Shaffer was the Vice Chairman and Chief Financial Officer of Qwest Communications International Inc. from 2002 to 2007. Prior to joining Qwest, Mr. Shaffer was President and Chief Operating Officer of Sorrento Networks, a maker of optical products, beginning in 2000. From 1994 to 1999, he was Chief Financial Officer of Ameritech Corporation, a telecommunications provider that was acquired by SBC Communications Inc. in 1999. Mr. Shaffer also serves as a director of Belgacom SA and Intermec, Inc.

David C. Wang is President of Boeing China Inc. and Vice President of International Relations of The Boeing Company, a large aerospace company and a manufacturer of commercial jetliners and military aircraft, and has held these positions since November 2002. Prior to joining Boeing, Mr. Wang served as Chairman and CEO of General Electric China from 1997 to 2001.  Prior to that, Mr. Wang served in various positions of increasing responsibility with General Electric since 1980.  Mr. Wang is also a director of KLA-Tencor Corporation.

Helge H. Wehmeier retired in December 2004 as Vice-Chairman of Bayer Corporation, a post he held since July 1, 2002. Prior to that, Mr. Wehmeier served as President and Chief Executive Officer of Bayer Corporation from 1991 through June 2002. Mr. Wehmeier spent more than 35 years with Bayer AG, a diversified, international chemicals and health care group, in various positions of increasing responsibility, including senior management positions in both Europe and the United States. Mr. Wehmeier is an alumnus of the International Management Development Institute, Lausanne, Switzerland and Institut European d’Administration des Affaires, Fontainebleau, France. Mr. Wehmeier also serves as a director of PNC Financial Services Group, Inc., a diversified banking and financial services company, and Owens Illinois, Inc., a manufacturer of glass containers.

Board Meetings and Corporate Governance

The Board met seven times in 2008 at regularly scheduled and special meetings, including telephonic meetings.  All of the directors in office during 2008 attended at least 75% of the meetings of the Board and all committees of the Board on which they served during 2008.  It is the Company’s policy, as stated in the Company’s Governance Guidelines (the “Guidelines”), that each director is expected to attend the annual meeting of stockholders.  All of the directors then in office attended the Company’s previous annual stockholder meeting held on May 15, 2008.

It is the Company’s policy that the Board consists of a majority of directors who qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of any other applicable regulatory authority, including the SEC.  The Board annually reviews the relationship of each director with the Company, and only those directors who the Board affirmatively determines have no material relationship with the Company are deemed to be independent directors.  The Guidelines specifically define what is deemed to be a material relationship between the Company and an independent director.  The following are the relationships that the Board considers in making its independence determination:

(i)	whether the director or any of his or her immediate family members is or was within the past five years an officer of the Company;

(ii)	whether the director is or was within the past five years an employee of the Company;

(iii)	whether the director or any of his or her immediate family members is or was during the past five years affiliated with, or employed by, any past or present auditor of the Company (or an affiliate);

(iv)
whether the director or any of his or her immediate family members is or was within the past five years part of an interlocking directorate in which an executive officer of the Company serves or served on the compensation committee of a company that concurrently employs or employed the director or any of his or her immediate family members;

(v)
whether the director is an executive officer, a partner, member, of counsel or beneficial owner of more than ten percent (10%) of the equity interest of a customer of, or a supplier of goods or services (including without limitation any investment banking firm or law firm) to, the Company where the amount involved in any of the last three fiscal years exceeds certain thresholds;

(vi)
whether the director is an executive officer, a partner or beneficial owner of more than ten percent (10%) of the equity interest of a company to which the Company was indebted at the end of any fiscal quarter during the Company’s most recently completed fiscal year or current fiscal year in an amount in excess of five percent (5%) of the Company’s total consolidated assets at the end of such fiscal year;

(vii)	whether the director is an executive officer, a partner or beneficial owner of more than ten percent (10%) of the equity interest of a company which was indebted to the Company;

(viii)
whether the director or any of his or her immediate family members was indebted to the Company, other than in the ordinary course of business of the Company and the business of the director or the member of his or her immediate family, as applicable, at the end of any fiscal quarter during the Company’s most recently completed fiscal year or current fiscal year in an amount in excess of $100,000 at the end of such fiscal year;

(ix)
whether the director is affiliated with a tax exempt entity that within the preceding three years received the greater of (x) $1 million or (y) two percent (2%) of its consolidated gross revenues from the Company (based on the tax exempt entity’s most recently completed fiscal year);

(x)
whether the director or any of his or her immediate family members is during the current fiscal year or was during the most recently completed fiscal year a party to a transaction or series of similar transactions with the Company or its subsidiaries (excluding director fees, stock options and other director compensation), other than on arms-length terms where the amount involved is not material to either party;

(xi)
whether the director or any of his or her immediate family members received more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service within the past three years; and

(xii)
whether the director has any other relationships with the Company or the members of management of the Company that the Board has determined to be material and which are not described in (i) through (xi) above.

After consideration of all applicable matters, the Board determined, based on the above criteria, that none of the directors has a material relationship with the Company other than as a director or as a stockholder except for Mr. DeFeo, who is not an independent director.  Accordingly, the Board has determined that all of the nominees for director are independent directors except for Mr. DeFeo, who has been nominated to serve on the Board as a result of his position as Chief Executive Officer of the Company.

Directors who are employees of the Company receive no additional compensation by virtue of being directors of the Company.  Outside directors receive compensation for their service as directors and reimbursement of their expenses incurred as a result of their service as directors.  See “Director Compensation” for a detailed description of director compensation, including the Company’s Common Stock ownership objective for outside directors.

Directors have complete access to management and the Company’s outside advisors, and senior officers and other members of management frequently attend Board meetings at the discretion of the Board.  It is the policy of the Board that non-management directors also meet privately in executive sessions without the presence of any members of management at each regularly scheduled meeting of the Board and at such other times as the Board shall determine.  In addition, the Board may retain and have access to independent advisors of its choice with respect to any issue relating to its activities, and the Company pays the expenses of such advisors.

Since 2003, the Board has determined that, because the offices of Chairman and Chief Executive Officer have been combined in Mr. DeFeo, it has been desirable for the Company to have an independent director serve as Lead Director of the Board.  The Lead Director, in conjunction with the Chairman and the Chief Executive Officer, provides leadership and guidance to the Board.  In addition, the Lead Director presides at all executive sessions of the non-management directors.  Mr. Andersen was appointed Lead Director in 2006.  While the Board believes that generally no director should serve as Lead Director for more than three consecutive years, a director may serve as Lead Director for more than three consecutive years if so approved by a majority of the Board.  Although Mr. Andersen has served as Lead Director for three consecutive years, the Board believes that Mr. Andersen’s continued leadership would be beneficial to the Board and accordingly, the directors intend to nominate Mr. Andersen as the Lead Director for an additional one-year term beginning in May 2009.  Thereafter, the directors will review annually the desirability of having a Lead Director and, if the directors determine it best to continue to have a Lead Director, shall elect a Lead Director for the succeeding one-year period.

The Board and the Governance and Nominating Committee annually review the Company’s corporate governance policies and practices and the Guidelines.  The Board believes that the Guidelines effectively assist the Board in the exercise of its duties and responsibilities and serve the best interests of the Company.  These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management levels, with a view to achieving strategic objectives of the Company while enhancing stockholder value over the long term.  The Board and the Governance and Nominating Committee will continue to review the Guidelines annually and may make changes as they determine are necessary and appropriate, including changes that may be necessary to comply with new or proposed laws, rules or regulations issued by the SEC and the NYSE.  A copy of the Guidelines is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.” In addition, a copy of the Guidelines is available in print, without charge, to any stockholder who requests these materials from the Company.

If you wish to communicate with the Board, you may correspond by filing a report through Ethicspoint, 24 hours a day, 7 days a week, via the Internet at www.ethicspoint.com or by calling, toll free, (877) 584-8488 or 1-877-ETHICSP.  Reports should be submitted under the category “Director Communications.”  Ethicspoint is an independent third-party provider retained by the Company to offer a comprehensive, confidential and, upon request, anonymous reporting system for receiving complaints, grievances and communications.  All communications received by Ethicspoint will be relayed to the Board.

The Board has an Audit Committee, Compensation Committee, Corporate Responsibility and Strategy Committee, and Governance and Nominating Committee.

Audit Committee Meetings and Responsibilities

The Audit Committee of the Board consists of Messrs. DeFosset (chairperson), Hansen, Jacobs, Shaffer and Wehmeier, each of whom is independent as defined in the listing standards of the NYSE and under the Exchange Act.  The Audit Committee met 13 times during 2008.

Each member of the Audit Committee is required to be financially literate or must become financially literate within a reasonable time after appointment to the Audit Committee, and at least one member of the Audit Committee must have accounting or related financial management expertise. The Board, in its business judgment, believes that each of the current members of the Audit Committee is financially literate and that each of its members has accounting or financial management expertise: Mr. DeFosset through his business experience as a corporate executive, his involvement in preparing financial statements at various public companies and particularly his experience as a Chief Executive Officer of a public company; Mr. Hansen through his business experience as a corporate executive and his involvement in preparing financial statements as a senior executive of a large multinational company; Dr. Jacobs through his years of experience teaching business, finance, management and accounting at the graduate level, as well as serving as a chairman of the public review board of a national accounting firm and as Chairman of the Board of Amtrak; Mr. Shaffer through his extensive experience and involvement in preparing financial statements as the Chief Financial Officer of a large public company; and Mr. Wehmeier through his business experience as a corporate executive and his involvement in preparing financial statements as a senior executive, including as a Chief Executive Officer, of a large multinational company.  The Board has determined that each of Mr. DeFosset, Dr. Jacobs, and Mr. Shaffer is an “audit committee financial expert,” as such term is defined under the regulations of the SEC.

The Audit Committee assists the Board in fulfilling its oversight responsibilities by meeting regularly with the Company’s independent registered public accounting firm and operating and financial management personnel.  The Audit Committee reviews the audit performed by the Company's independent registered public accounting firm and reports the results of such audit to the Board.  The Audit Committee reviews the Company’s annual financial statements and all material financial reports provided to the stockholders and reviews the Company’s internal auditing, accounting and financial controls.

As stated in the Audit Committee Charter, the Audit Committee also reviews related party transactions and any other matters pertaining to potential conflicts of interest or adherence to the Company’s standards of business conduct.  Related party transactions must be approved by the Audit Committee, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Audit Committee will consider all relevant factors, including, as applicable: (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related party transaction; (iii) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of, the independent registered public accounting firm.  The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.  On an annual basis, or more frequently as needed, the Chief Financial Officer of the Company provides the Audit Committee an estimate for the services needed and seeks pre-approval of such services from the Audit Committee.  The Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence.  The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve permitted services of the independent registered public accounting firm.

Requests for pre-approval for services must be detailed as to the services to be provided and the estimated total cost and must be submitted to the Company’s Chief Financial Officer. The Chief Financial Officer then determines whether the services requested fall within the guidance of the Audit Committee as to the services eligible for pre-approval.  If the service was not of a type that was already pre-approved or the estimated cost would exceed the amount already pre-approved, then the Chief Financial Officer seeks pre-approval of the Audit Committee on a timely basis.

The Audit Committee operates under a written charter adopted by the Board that complies with all applicable requirements of the SEC and the NYSE.  A copy of the Audit Committee Charter is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.” In addition, a copy of the charter is available in print, without charge, to any stockholder who requests these materials from the Company.  This charter sets out the responsibilities, authority and duties of the Audit Committee.

 See “Audit Committee Report” for a discussion of the Audit Committee’s review of the audited financial statements of the Company for the Company’s fiscal year ended December 31, 2008.

Compensation Committee Meetings and Responsibilities

The Compensation Committee of the Board consists of Messrs. Sachs (chairperson), DeFosset, Fike, Shaffer and Wang, each of whom is independent as defined in the listing standards of the NYSE.  The Compensation Committee met seven times during 2008.

Each member of the Compensation Committee must have a basic understanding of the components of executive compensation and the role of each component as part of a comprehensive program linking compensation to corporate and individual performance in support of the Company’s objectives.

The Compensation Committee assists the Board in its responsibilities regarding compensation of the Company’s senior executives and outside directors, including overall responsibility for approving, evaluating and modifying the Company’s plans, policies and programs for compensation of key management personnel.  The Compensation Committee establishes compensation arrangements for executive officers and for certain other key management personnel.

The Compensation Committee operates under a written charter adopted by the Board that complies with all applicable requirements of the NYSE.  A copy of the Compensation Committee Charter is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.” In addition, a copy of the charter is available in print, without charge, to any stockholder who requests these materials from the Company.  This charter sets out the responsibilities, authority and duties of the Compensation Committee.  The charter does not provide for any delegation of the Compensation Committee’s duties.

See “Compensation Discussion and Analysis” for a description of the Company’s executive compensation philosophy and executive compensation program, including a discussion of how the compensation of the Company’s executive officers was determined.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee served as one of the Company’s officers or employees during 2008 or was formerly an officer of the Company. None of the Company’s executive officers served as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board or Compensation Committee during 2008. None of the Company’s executive officers served as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee during 2008.

Corporate Responsibility and Strategy Committee Meetings and Responsibilities

The Corporate Responsibility and Strategy Committee of the Board consists of Ms. Cholmondeley (chairperson), and Messrs. Fike, Sachs and Wang, each of whom is independent as defined in the listing standards of the NYSE.  The Corporate Responsibility and Strategy Committee was created by the Board in October 2008 and met once during 2008.

The Corporate Responsibility and Strategy Committee assists the Board in fulfilling its oversight responsibility of the Company’s social responsibilities as well as reviewing management’s long-term strategic planning. The Committee assesses policies and activities of the Company in light of the interests of the Company’s stockholders and the ethical principles expected of a socially responsible corporation.

Governance and Nominating Committee Meetings and Responsibilities

The Governance and Nominating Committee of the Board consists of Messrs. Wehmeier (chairperson), Hansen and Jacobs and Ms. Cholmondeley, each of whom is independent as defined in the listing standards of the NYSE.  The Governance and Nominating Committee met four times during 2008.

The Governance and Nominating Committee plays a central role in planning the size and composition of the Board, developing criteria and implementing the process of identifying, screening and nominating candidates for election to the Board, recommending corporate governance guidelines and actions to improve corporate governance and evaluating individual director and full Board performance.  The Governance and Nominating Committee is responsible for overseeing a review and assessment of the performance of the Board and its committees at least annually, including establishing the evaluation criteria and implementing the process for evaluation.

The Governance and Nominating Committee will consider as candidates for nomination as directors individuals who have been recommended by the Company’s stockholders, directors, officers, third party search firms and other sources.  For details on how stockholders may submit nominations for directors, see “Stockholder Proposals.”

The Company paid fees to an unaffiliated third party search firm in 2008 to assist the Governance and Nominating Committee in identifying and screening possible candidates for nomination, including Thomas J. Hansen and David C. Wang, and also conducted appropriate background and reference checks on such candidates.

In evaluating a candidate, the Governance and Nominating Committee considers the attributes of the candidate, including his or her independence, integrity, diversity, experience, sound judgment in areas relevant to the Company’s businesses, and willingness to commit sufficient time to the Board, all in the context of an assessment of the perceived needs of the Board at that point in time.  Maintaining a balanced experience and knowledge base within the total Board shall include considering whether the candidate: (i) is a CEO, or has similar work experience, in companies engaged in capital and industrial goods industries; (ii) has significant direct management experience of multinational business operations; (iii) has extensive knowledge and experience in financial services and capital markets; and (iv) has unique knowledge and experience and can provide significant contributions to the Board’s effectiveness.  Each director is expected to ensure that other existing and planned future commitments do not materially interfere with his or her service as a director.  There are no specific, minimum qualifications that the Governance and Nominating Committee believes must be met by a candidate.  All candidates are reviewed in the same manner, regardless of the source of the recommendation.

The Governance and Nominating Committee operates under a written charter adopted by the Board that complies with all applicable requirements of the NYSE.  A copy of the Governance and Nominating Committee Charter is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.” In addition, a copy of the charter is available in print, without charge, to any stockholder who requests these materials from the Company.  This charter sets out the responsibilities, authority and duties of the Governance and Nominating Committee.

SECURITY OWNERSHIP OF MANAGEMENT
           AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Common Stock by each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, by each director, by each director nominee, by each executive officer of the Company named in the summary compensation table below, and by all directors and executive officers as a group, as of March 1, 2009 (unless otherwise indicated below).  Each person named in the following table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.  Shares of Common Stock that any person has a right to acquire within 60 days after March 1, 2009, pursuant to an exercise of options or otherwise, are deemed to be outstanding for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for computing the percentage ownership of any other person shown in the table.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (2)		PERCENT OF CLASS

Barclays Global Investors, NA	6,473,847	(3)	6.8%
400 Howard Street
San Francisco, CA 94105

G. Chris Andersen	206,444	(4)	*

Paula H. J. Cholmondeley	12,816		*

Ronald M. DeFeo	1,538,716	(5)	1.6%

Don DeFosset	72,734	(6)	*

William H. Fike	101,126	(7)	*

Thomas J. Hansen	5,335		*

Dr. Donald P. Jacobs	60,585	(8)	*

David A. Sachs	307,554	(9)	*

Oren G. Shaffer	13,171		*

David C. Wang	5,997		*

Helge H. Wehmeier	41,071		*

Phillip C. Widman	289,543	(10)	*

Thomas J. Riordan	274,497		*

Timothy A. Ford	91,543	(11)	*

Richard Nichols	147,580	(12)	*

All directors and executive officers	3,764,014	(13)	3.9%
as a group (20 persons)

________________________________

*           Amount owned does not exceed one percent (1%) of the class so owned.

(1)	Unless indicated otherwise, each person’s principal address is c/o Terex Corporation, 200 Nyala Farm Road, Westport, CT 06880.

(2)
Certain executive officers and directors maintain margin securities accounts, and the positions held in such margin accounts, which may from time to time include shares of Common Stock, are pledged as collateral security for the repayment of debit balances, if any, in the accounts.  At March 1, 2009, no executive officer or director had debit balances in such accounts.

(3)
Barclays Global Investors, NA (“Barclays”) filed a Schedule 13G, dated February 6, 2009, disclosing the beneficial ownership of 6,473,847 shares of Common Stock.  This includes Barclays having sole voting power over 5,204,546 shares of Common Stock and sole dispositive power over 6,473,847 shares of Common Stock.

(4)	Includes 5,174 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(5)
Includes 190,143 shares that are owned indirectly by Mr. DeFeo through a grantor retained annuity trust.  Also includes 333,230 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(6)	Includes 2,587 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(7)	Includes 2,587 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(8)	Includes 13,826 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(9)
Includes 7,800 shares of Common Stock owned by Mr. Sachs’ wife. Mr. Sachs disclaims the beneficial ownership of such shares. Also includes 27,524 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(10)	Includes 47,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(11)	Includes 5,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(12)	Includes 36,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(13)	Includes 565,393 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

EXECUTIVE OFFICERS

The following table sets forth, as of March 25, 2009, the respective names and ages of the Company’s executive officers, indicating all positions and offices held by each such person. Each officer is elected by the Board to hold office for one year or until his or her successor is duly elected and qualified.

NAME	AGE	POSITIONS AND OFFICES WITH COMPANY
Ronald M. DeFeo	57	Chairman of the Board, Chief Executive Officer and Director
Thomas J. Riordan	52	President and Chief Operating Officer
Phillip C. Widman	54	Senior Vice President and Chief Financial Officer
Eric I Cohen	50	Senior Vice President, Secretary and General Counsel
Brian J. Henry	50	Senior Vice President, Finance and Business Development
Kevin A. Barr	49	Senior Vice President, Human Resources
Stoyan (Steve) Filipov	40	President, Developing Markets and Strategic Accounts
Timothy A. Ford	47	President, Terex Aerial Work Platforms
Richard Nichols	47	President, Terex Cranes
Eric A. Nielsen	49	President, Terex Materials Processing & Mining

For information regarding Mr. DeFeo, refer to the section above titled “Election of Directors.”

Thomas J. Riordan became President and Chief Operating Officer (“COO”) of the Company on January 3, 2007.  Prior to joining the Company, Mr. Riordan was Executive Vice President and Chief Operating Officer of SPX Corporation, a diversified global industrial manufacturer.  From 1996 to 2006, he held a number of positions of increasing responsibility at SPX, resulting in his appointment as Executive Vice President and Chief Operating Officer of SPX.  Prior to joining SPX, he was President of Portland, Oregon based Consolidated Sawmill Machinery International.  Prior to that, Mr. Riordan held a series of manufacturing and management positions of increasing responsibility with J.I. Case and Borg-Warner Automotive.

Phillip C. Widman was appointed Senior Vice President and Chief Financial Officer of the Company on September 16, 2002. Prior to joining the Company, Mr. Widman served as Executive Vice President, Chief Financial Officer of Philip Services Corporation, an industrial outsourcing and metal services company, from 1998 to 2001, and as an independent consultant from 2001 to 2002. Prior to joining Philip Services, Mr. Widman worked at Asea Brown Boveri Ltd. (“ABB”) for eleven years in various financial and operational capacities in the transportation, power generation and power distribution businesses. During his last two years at ABB, he served as Vice President, Chief Financial Officer and Supply Management of its diverse businesses in the United States. Additionally, Mr. Widman’s experience includes twelve years with Unisys Corporation in a variety of financial roles.  Mr. Widman serves as a director of The Lubrizol Corporation.

Eric I Cohen became Senior Vice President, Secretary and General Counsel of the Company on January 1, 1998. Prior to joining the Company, Mr. Cohen was a partner with the New York City law firm of Robinson Silverman Pearce Aronsohn & Berman LLP (which firm has since merged with Bryan Cave LLP) since January 1992 and was an associate attorney with that firm from 1983 to 1992.

Brian J. Henry was appointed Senior Vice President, Finance and Business Development on October 18, 2002. Mr. Henry previously held the positions of Vice President, Finance and Business Development, Vice President-Finance and Treasurer, and Vice President-Corporate Development and Acquisitions. Mr. Henry also served as the Company’s Director of Investor Relations. Mr. Henry has been employed by the Company since 1993. From 1990 to 1993, Mr. Henry was employed by KCS Industries, L.P. and its predecessor, KCS Industries, Inc., an entity that until December 31, 1993, provided administrative, financial, marketing, technical, real estate and legal services to the Company and its subsidiaries.

Kevin A. Barr was named Senior Vice President, Human Resources of the Company on January 3, 2006.  Prior to that, Mr. Barr had been serving as Vice President, Human Resources of the Company since September 25, 2000.  Prior to joining the Company, Mr. Barr served as Vice President-Human Resources at DBT Online since 1998. From 1995 to 1998, Mr. Barr was at Nabisco, Inc. as Vice President-Human Resources, Asia/Pacific. Prior to that, Mr. Barr served as Vice President-Human Resources, Asia/Pacific and Latin America with Dun and Bradstreet Corporation from 1990 to 1995, and in various human resources executive positions at Chase Manhattan Bank, N.A. from 1981 to 1990.

Stoyan (Steve) Filipov was named President, Developing Markets and Strategic Accounts on January 16, 2008.  Prior to that, Mr. Filipov had been serving as President, Terex Cranes since January 1, 2004. At that time, Mr. Filipov had been serving as President of the international operations for Terex Cranes since July 1, 2002. Prior to that Mr. Filipov held various other positions with a number of the Company’s international businesses. Mr. Filipov started with the Company on September 1, 1995 as Export Manager for one of the Company’s crane operations in France.

Timothy A. Ford became President, Terex Aerial Work Platforms on October 2, 2006.  Prior to joining the Company, since 2005, Mr. Ford was Executive Vice President of The Toro Company, a lawn care and turf maintenance product and service provider.  Previous to that, Mr. Ford held various senior executive positions with The Toro Company since 2001.  Prior to that, he held various senior management positions with Honeywell International from 1998 through 2001.  Mr. Ford began his career at General Electric in 1985, progressing through a series of positions in a variety of disciplines culminating in General Manager, GE Lighting from 1994 through 1997.

Richard Nichols was named President, Terex Cranes on January 16, 2008.  At that time, Mr. Nichols had been serving as President, Terex Materials Processing & Mining since January 23, 2004. Prior to that, Mr. Nichols served as the Company’s Vice President and General Manager, Infrastructure since April 2003. Mr. Nichols previously held the position of Vice President and General Manager of Terex Mining Trucks since joining the Company in October 2000. Prior to joining the Company, Mr. Nichols spent 15 years in the aerospace industry at Honeywell International Inc. in various senior management positions.

Eric A. Nielsen became President, Terex Materials Processing & Mining on June 9, 2008.  Prior to joining the Company, Mr. Nielsen spent 15 years at Volvo Construction Equipment, a global construction equipment manufacturer, in a number of positions of increasing responsibility, most recently as President and Chief Executive Officer, Volvo Excavators and Volvo Group Korea. Prior to his time at Volvo Construction Equipment, he held various leadership positions at WECO Metals and FMC Corporation.

Code of Ethics and Conduct

The Company has adopted a code of ethics and conduct that applies to all of its directors and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer, among others.  This code of ethics and conduct is a set of written standards reasonably designed to deter wrongdoing and to promote: honest and ethical conduct; full, fair, accurate, timely and understandable disclosure; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of code violations; and accountability for adherence to the code.  The Company periodically reviews, updates and revises its code of ethics and conduct when it considers appropriate.  A copy of the current code of ethics and conduct is available at the Company’s website, www.terex.com, under “About Terex” – “Investor Relations” – “Corporate Governance.” In addition, a copy of the code of ethics and conduct is available in print, without charge, to any stockholder who requests these materials from the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy

The objectives of the Company’s executive compensation program are to: (i) attract and retain executives with the skills critical to the long-term success of the Company; (ii) motivate and reward individual and team performance in attaining business objectives and maximizing stockholder value; and (iii) link a significant portion of compensation to achieving performance goals and appreciation in the total stockholder return of the Company, so as to align the interests of the executives with those of the stockholders. In keeping with its vision of being the best place to work in its industry, the Company seeks to attract executive officers with superb skills and leadership abilities.

To meet these objectives, the Company designs its total compensation program to be motivational and competitive with the programs of other corporations of comparable revenue size, corporations in the same industry, corporations with which the Company competes for executives, and other manufacturing corporations that may not be in the same industry as the Company but that provide similar returns to their stockholders, as well as to be fair and equitable to both the executives and the Company.

The Company’s compensation program is built around a philosophy of targeting market-median base salary compensation with incentive components of compensation that can reflect positive, as well as negative, Company and individual performance.  The Company’s objective with respect to base salary is to provide its executive officers with competitive salaries that are, on average, at or slightly below the 50th percentile of the Benchmark Companies (as defined below).

The Compensation Committee (the “Committee”) believes that the Company’s compensation program should deliver top-tier compensation given top-tier individual and Company performance.  Likewise, where individual performance falls short of expectations and/or Company performance lags the industry, the programs should deliver lower-tier compensation.  Consequently, the Company’s objective with respect to incentive compensation is to provide its executive officers with bonuses and long-term incentive award targets that are generally within the third quartile of the Benchmark Companies.

The Committee believes that its objectives of pay-for-performance and retention should be appropriately balanced even in periods of temporary downturns, so that programs should continue to ensure that successful, high-achieving executives will remain motivated and committed to the Company during all phases of the business cycle.

When determining an executive officer’s compensation package, there are a number of factors that the Committee takes into account.  Consideration is given to the executive’s overall responsibilities, professional qualifications, business experience, job performance, technical expertise and career potential, as well as the combined value of these factors to the Company’s immediate and long-term performance and growth.  The Committee believes that generally more than half of an executive’s total compensation should be aligned with the performance of the Company.  Therefore, an executive officer will receive a significant portion of his or her compensation in an annual bonus and long-term incentive awards, a majority of which is linked to the performance of the Company.

The allocation in compensation between current and long-term compensation is based on global employment market conditions with an emphasis on attraction and retention, as well as attempting to motivate executive officers to achieve excellent results.  Typically, an executive will receive less than half of his/her total compensation in salary.  Generally, as an executive has greater responsibility within the Company, salary will be a less significant portion of the executive’s total compensation.  Accordingly, as an executive officer’s level of responsibility increases, it is the intent of the Committee to have the largest portion of that executive’s compensation be dependent on the Company’s performance.

When determining the size of equity awards, the Committee believes that there is merit in taking into account the amount of equity that an executive owns in the Company, and the Committee undertook an extensive review in 2008 of the equity ownership in the Company of each of the executives.  However, the overriding factor in determining the size and amount of future equity grants is ensuring that grants are motivational and measurable, while providing competitive equity grants that are determined based on grant date economic value.

The Committee annually reviews all components of an executive officer’s compensation, including the CEO’s, which includes a detailed review of an executive’s salary, bonus, long-term incentives, realized and unrealized equity gains, dollar value of perquisites received, earnings and accumulated payments under the Deferred Compensation Plan, projected payments under the Company’s supplemental executive retirement plans and tally sheets setting forth the amounts that would be paid under various termination events.  Examples of this review are described throughout the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

The Committee has the sole authority to hire and dismiss outside compensation consultants to the Committee.  The Committee retained Hewitt Associates (“Hewitt”), an independent, outside consultant, to support it in determining the compensation of the Company’s executive officers, including its CEO.  Hewitt was not given a narrow list of instructions but rather was engaged to provide the Committee with any and all information and advice that might assist the Committee in performing its duties and analyzing executive pay packages.  Hewitt provides the Committee with compensation data that it utilizes in making its decisions.  In addition, Hewitt provides the Company with compensation data for certain of its non-executive officers that is comparable to the data provided for the Company’s executive officers.

One of the principal methods that the Committee uses to determine compensation is to benchmark the Company’s executive officer’s compensation against the compensation of executive officers at comparable companies (the “Benchmark Companies”).  The Benchmark Companies include global corporations of similar size and similar industries to the Company, and also companies that the Company competes with for talent.  In addition, the Benchmark Companies include manufacturing companies that are not in the same industry as the Company, but that have historically provided similar returns for their stockholders.  The companies currently comprising the Benchmark Companies are:

3M Company	FMC Technologies, Inc.	Oshkosh Corporation
AGCO Corporation	General Electric Company*	PACCAR Inc.
Astec Industries, Inc.	Honeywell International Inc.*	Parker Hannifin Corporation
Caterpillar Inc.	Illinois Tool Works Inc.	Rockwell Automation, Inc.
Cameron International Corporation	Ingersoll-Rand Company Limited	Sauer-Danfoss Inc.
Cummins Inc.	ITT Corporation	Textron Inc.
Danaher Corp.	Johnson Controls, Inc.*	The Black & Decker Corporation
Deere & Company	Joy Global Inc.	The Manitowoc Company, Inc.
Dover Corporation	Masco Corporation	United Technologies Corporation*
Eaton Corporation
_________________________
* The Benchmark Companies that are denoted with an asterisk are companies that are used to benchmark the compensation of the heads of certain of the Company’s business units, but are not used to benchmark the compensation of the Company’s corporate functional executives or its CEO.

The Benchmark Companies have a median annual revenue that is close to that of the Company, although there is a significant variance in size among the Benchmark Companies.  The Committee and its compensation consultants believe that some variability in annual revenue size is desirable to be able to predict pay levels on a size adjusted basis (using a solid regression line of external pay information).

In general, the Company’s executive officers receive their salary and bonus in cash, while their long-term compensation components are received in equity.  Historically, equity awards had been given in both restricted stock and options.  Over the past several years, the Company has moved towards granting restricted stock awards only, with an increasing emphasis on performance based shares.  For the last three annual grant cycles, there were no options awarded to executive officers.  The long-term compensation awards granted in 2009 were a mix of stock and cash based awards due to the Committee’s concern that the granting of long-term awards solely in stock would have had too much of a dilutive effect on the Company’s stockholders.

Executive Compensation Program

Compensation is based on the level of job responsibility, individual performance, and Company performance.  As executives progress to higher levels in the Company, an increasing proportion of their pay is linked to Company performance and stockholder returns, because in these roles the executives have a greater ability to affect the Company’s results.

The Committee’s aim is to achieve the proper balance between individual goals, the corporate strategic plan and enhancing stockholder value and stockholder interests.  Each year the Committee, which is comprised entirely of independent directors, determines the compensation arrangements, with guidance from Hewitt, for the Company’s executive officers, including the Named Executive Officers (as defined below).  The Committee relies on both Hewitt and the Company’s human resources department for support in its work.  The CEO plays an integral role, in conjunction with the Committee, in determining the compensation of the other executive officers of the Company.

Under the Company’s performance management system, the CEO and the COO annually evaluate each of the Company’s senior executives that report to them.  This assessment includes setting goals for the coming year for each senior executive and periodically evaluating the senior executive’s performance against the goals for the prior year.  Consistent with the Committee’s charter, the CEO then makes recommendations to the Committee regarding the performance goals and the compensation of the Company’s senior executives.  Typically, the CEO also makes recommendations to the Committee regarding salary increases, bonus targets and amounts, and equity grants for each of the other executive officers of the Company.  These recommendations are made after the CEO’s review of compensation materials provided by Hewitt.

The executive compensation program has three principal components: short-term compensation (salary and annual bonus), long-term incentive compensation and post-employment compensation, each of which is described below.  While the components of compensation are considered separately, the Committee takes into account the full compensation package afforded by the Company to the individual executive and utilizes tally sheets that set forth the total compensation earned by each of the executives.

Internal Pay Equity

As is the case with many companies, the Company relies more heavily on the management and leadership skills of its Chairman and CEO than that of its other named executive officers.  Mr. DeFeo has been with the Company since 1992, has been CEO since 1995 and Chairman since 1998, and has overseen the transformation of Terex during that time.  As a result, Mr. DeFeo receives a significantly greater amount of compensation than the other named executive officers.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits to $1 million a year the deduction that a publicly held corporation may take for compensation paid to each of its chief executive officer and the three other most highly compensated employees other than the chief financial officer, unless the compensation is “performance-based.” Performance-based compensation must be based on the achievement of pre-established, objective performance goals under a plan approved by stockholders.

In order to reduce or eliminate the amount of compensation that would not qualify for a tax deduction should the compensation of the CEO or any other executive officer exceed $1 million in any year, the Company’s 1999 Long Term Incentive Plan (the “1999 LTIP”), 2004 Annual Incentive Compensation Plan (the “Annual Incentive Plan”), 2000 Incentive Plan (the “2000 Plan”) and 1996 Long Term Incentive Plan (the “1996 Plan”) were submitted to and previously approved by the Company’s stockholders, so that amounts earned thereunder by certain employees will qualify as performance-based. The Company is also submitting the Terex Corporation 2009 Omnibus Incentive Plan for approval by the Company’s stockholders at the Meeting.

Short-Term Compensation

Salary

Salary is determined by evaluating the responsibilities of the position held, the individual’s past experience in his/her current position, current performance, future potential and the competitive marketplace for executive talent.  The Company’s objective is to provide its executive officers with competitive salaries that are, on average, at or slightly below the median of the Benchmark Companies.  Salaries are reviewed annually to ensure that strong performance is reflected in any increase in an executive’s base salary level.  The Committee believes that salary ranges for the Company’s executive officers in 2008 were, in the aggregate, slightly above the 50th percentile of the Benchmark Companies.

In March 2008, the Committee approved increases in the annual base salary for the executives, other than the CEO, of approximately 5% in the aggregate, effective April 1, 2008.  The key factors that the Committee considered in reaching this decision were that the Company’s growth had outpaced the growth of most of the Benchmark Companies and that the executives who received the greatest percent increase were the executives who were the furthest below the 50th percentile and who received strong performance reviews.  The CEO did not receive an increase in annual base salary in 2008, as the Committee had previously determined when it approved an increase in his salary in May 2007, effective July 1, 2007, that he would not be eligible for a salary increase until 2009.

In December 2008, the Committee determined, based upon recommendations from the CEO and management, that it would not be increasing base salaries for the executive ranks of the Company in 2009.  This was in recognition of the challenging market conditions that the Company faces along with the uncertainty of the 2009 global economic outlook.  In March 2009, the Company implemented a program which will result in the base salaries for its executive officers being reduced by 10% for the remainder of 2009.  This program may include some reductions in work schedule.  The salary reductions do not affect other compensation and benefit programs, such as targets for bonus compensation, pension plan calculations and certain other items, which will continue to be based upon the applicable base salary prior to the reduction.

Annual Cash Bonus

In addition to salary, each executive officer is eligible for an annual cash bonus under the Annual Incentive Plan, which was adopted by the Board and the stockholders of Terex in 2004.  Bonuses are given based upon the Company’s performance and the executive’s individual performance, both measured against previously determined targets.  The individual targets are financial and non-financial, and contain individual and Company performance measures.  The CEO’s bonus target is two times his base salary.  The bonus targets of the other executive officers generally range from 50% - 100% of their base salary.

The Company’s objective is to provide its executive officers with competitive bonuses that are generally within the third quartile of bonus target percentage ranges for the Benchmark Companies.  The objective of the management annual incentive bonus program is to provide bonus opportunity and reward executives when their actions drive the overall performance of the Company.  For performance that meets the pre-determined objectives, the executive would receive 100% of the bonus target.  For performance that fails to meet the pre-determined objectives, but which is within a satisfactory range of achievement, the executive would receive less than 100% of the bonus target, with the actual payment amount corresponding directly with the level of achievement under the predetermined target.  Alternatively, for performance that exceeds the pre-determined objectives, the executive would receive greater than 100% of the bonus target, with the actual payment amount corresponding directly with the level of achievement in excess of the predetermined target.  For each 1% increase or decrease in attainment above or below the bonus target, the payment will increase or decrease by 2.5%.  For attainment at or above 120% of the bonus target, the payment will be capped at 150%.  If attainment is at 80% of the bonus target, the payment will be 50%.  For attainment below 80% of the bonus target, no payment would be made.

The amount of an executive’s annual bonus is greatly dependent on how the Company performs and on how the individual performs in helping the Company reach its objectives.  While there is downside risk to the executive in having a performance component that can result in no bonus for less than 80% achievement, there is also an upside opportunity (bonus payments of up to 150% of target levels) if the Company and the individual both perform well.  This meets the Committee’s objective that superior performance that adds value to the Company should be rewarded and performance that does not meet expectations should have significant consequences.  The Committee, in its sole discretion, may increase, decrease or eliminate the payment of a bonus to any executive officer who is not a Covered Employee (as defined in Section 162(m) of the Code) under certain extraordinary events in accordance with the bonus plan.

In 2008, for executive officers with corporate functional responsibilities who reported directly to the Company’s CEO or COO, 60% of the bonus target was based upon an after-tax return on invested capital (“ROIC”) measurement determined at the overall Terex level and the other 40% was based on individual performance areas under the individual’s control and influence.  For 2008, the targeted ROIC value was 23.0%, which was based upon the 2008 budgeted operating forecast of the Company, approved by the Board in December 2007 and adjusted to reflect the acquisition of A.S.V., Inc. by the Company in 2008.

In 2008, for executive officers who reported directly to the COO and who have direct operating responsibility, 40% of the bonus target was based on ROIC (with the same target ROIC as described above), 20% based on Business Segment Performance, and 40% based on individual performance.  Business Segment Performance was based upon an equal rating of cash flow and operating earnings at the operating segment level, with performance measured against approved management-operating plans.  For 2008, the operating earnings targets for the Company’s Aerial Work Platforms and Cranes segments were $525.0 million and $300.2 million, respectively.  For 2008, the cash flow targets for the Company’s Aerial Work Platforms and Cranes segments were $505.1 million and $235.1 million, respectively.

ROIC was determined by dividing the sum of Net Operating Profit After Tax (as defined below) for each of the previous four quarters by the average of the sum of Total stockholders’ equity plus Debt (as defined below) less Cash and cash equivalents for the previous five quarters.  Net Operating Profit After Tax for each quarter was calculated by multiplying Income from operations by a figure equal to one minus the effective tax rate of the Company.  The effective tax rate was equal to the (Provision for) benefit from income taxes divided by Income before income taxes for the respective quarter.  Debt was calculated using the amounts for Notes payable and current portion of long-term debt plus Long-term debt, less current portion.  Non-cash impairment charges are not included in the calculation of ROIC as the Committee does not believe they are indicative of returns on invested capital.

The Committee uses ROIC as one of the primary measures to assess operational performance, as it measures how effectively the Company uses money invested in its operations, and the Committee believes this is a metric that is strongly aligned to stockholder interests.  For example, ROIC highlights the level of value creation when compared to the Company’s cost of capital.  The after tax measurement of ROIC is important because the Committee believes tax performance is an important component of the Company’s overall performance.  The Committee uses operating earnings and cash flow as additional measures to assess operational performance, as operating earnings shows the relationship between sales and costs for a business and the generation of cash provides the Company with the opportunity to pursue opportunities that enhance stockholder value.

Individual performance for each of the executive officers could include all or any combination of personal goals, talent development, business development, inventory management and operational excellence, as well as other financial and non-financial measurements.  The CEO and COO are responsible for determining individual performance measurements for each of their direct reports.  The individual performance calculation for the executive officers, other than the CEO, is done on a holistic basis in evaluating the achievement of such goals rather than based upon a rigid formula.  The difficulty in achieving the targeted goals depends on a variety of factors, some of which are in the executive’s control and some of which are not.  These targets are established annually based on the business plan of the Company for the coming year and in conjunction with the executive’s annual review by the CEO and/or COO.  If the Company achieves its business plan objectives for the year, the Committee believes the goals are attainable.

The following table shows the total 2008 Annual Incentive Plan bonus payout and details the bonus amount that was earned for the quantitative and qualitative portions of the 2008 Annual Incentive Plan bonus for each of the named executive officers other than the CEO.

Name	Quantitative Bonus	Qualitative Bonus	Total Bonus
Phillip C. Widman	$139,015	$197,353	$336,368
Thomas J. Riordan	$274,726	$390,013	$664,739
Timothy A. Ford	$79,995	$136,277	$216,272
Richard Nichols	$161,633	$160,402	$322,035

For 2008, the Committee approved a bonus plan for Mr. DeFeo with an overall total bonus target of 200% of his base salary, which equated to a bonus target of $2,300,000.  This was contingent on Mr. DeFeo satisfying both quantitative financial performance measures and qualitative performance measures.

The 2008 quantitative financial performance measures for Mr. DeFeo focused on three specific areas of financial performance:

Performance Measure	Weighting (%)	Target	Achievement
ROIC	30%	23.0%	19.2%
Earnings Per Share, on a fully diluted basis (“EPS”)	10%	$6.60	$5.50
Management of Working Capital (as described below)	10%	69 net cash days	107 net cash days

For 2008 for Mr. DeFeo, the targeted EPS number was $6.60, which was based on the Company’s budget for 2008 approved by the Board in December 2007.  EPS achievement was calculated by excluding the Company’s goodwill impairment charge and other non-recurring items.  Non-cash impairment charges and other non-recurring items are not included in the calculation of EPS as the Committee does not believe these charges are related to the core operating performance of the Company.

Management of working capital was measured based on a target of net cash days.  Net cash days are determined by using the following mathematical formula: (i) the number of days sales are outstanding (“DSO”), plus the inventory turn rate (measured in days), minus (ii) the number of days payables are outstanding (“DPO”).  The result of this calculation will determine the net number of cash days.  Mr. DeFeo’s target is based on the Company’s budget for 2008 approved by the Board in December 2007.  DSO is calculated by dividing Trade receivables by the trailing three months Net sales multiplied by four, which ratio is multiplied by 365 days.  Inventory turn rate is calculated by dividing Inventories by the product of the trailing three months Cost of goods sold multiplied by four, which ratio is multiplied by 365 days.  DPO is calculated by dividing Trade accounts payable by the product of the trailing three months Cost of goods sold multiplied by four, which ratio is multiplied by 365 days.

Mr. DeFeo had a number of qualitative performance measures that were considered in determining his award under the Plan.  The following table provides a detailed listing of the qualitative performance measures that were considered by the Committee and their percent weighting:

Performance Measure	Weighting (%)	Goals
Talent Development, Diversity and Succession Planning	7.5%	Continue to develop and diversify talent base. Develop and implement new programs to recruit and retain talent.
Financial Controls, Ethics and Information Technology	7.5%	Continue education of the finance department and improvements in internal audit. Introduce a compliance officer culture. Focus on implementation of the Terex Management System.
Corporate Operational Initiatives	10%	Enhance supply chain purchasing savings initiatives. Re-focus strategic accounts team and integrate ASV into the Company.
Corporate Marketing Initiatives	10%	Continue to build marketing capabilities, including analyzing and acting upon market share and research data. Recommend brand building strategy.
Making Terex a Better Place to Work	5%	Continue to improve team member communication. Develop a measurement tool to assess team member commitment and engagement. Increase focus on team member health and safety.
Business Development	5%	Continue to pursue mergers and acquisitions that are attractive to the Company, including bolt-on transactions. Continue to build strategic planning capability at the Company’s operating locations.
Financial Structure	5%	Continue to use the Company’s balance sheet, including implementing the Company’s stock repurchase program.

The following tables detail the quantitative and qualitative portions of Mr. DeFeo’s 2008 Annual Incentive Plan bonus amount.

Quantitative Bonus Goal	Quantitative Bonus Target Amount	Quantitative Bonus Amount
ROIC	$690,000	$405,030
EPS	$230,000	$134,090
Management of Working Capital	$230,000	$0
Total	$1,150,000	$539,120

Qualitative Bonus Goal	Qualitative Bonus Target Amount	Qualitative Bonus Amount
Talent Development, Diversity and Succession Planning	$172,500	$129,375
Financial Controls, Ethics and Information Technology	$172,500	$129,375
Corporate Operational Initiatives	$230,000	$115,000
Corporate Marketing Initiatives	$230,000	$172,500
Making Terex a Better Place to Work	$115,000	$86,250
Business Development	$115,000	$0
Financial Structure	$115,000	$0
Total	$1,150,000	$632,500

The qualitative measures accounted for $632,500 of the $1,171,620 total 2008 Annual Incentive Plan bonus amount that the CEO earned.  Based on the foregoing, Mr. DeFeo was entitled to a bonus in the amount of $1,171,620.  However, as the Company has been making significant headcount reductions and implementing other cost reductions, Mr. DeFeo believed that he should lead by example and share some of the economic burden and voluntarily declined receipt of his bonus.  Notwithstanding that Mr. DeFeo has declined his bonus for 2008, the $1,171,620 bonus he would otherwise be entitled to receive will be considered in the calculation of any benefit due to Mr. DeFeo pursuant to the Company’s defined benefit supplemental executive retirement plan.

The Committee believes that bonus target percentage ranges for the Company’s executive officers are generally within the third quartile of bonus target percentage ranges for the Benchmark Companies.  The actual 2008 bonus payouts for Messrs. Riordan and Nichols were within the third quartile of bonus target percentage ranges for the Benchmark Companies and for Messrs. Widman and Ford were below the third quartile of bonus target percentage ranges for the Benchmark Companies.  If Mr. DeFeo had not declined his bonus, his 2008 bonus payout would have been below the third quartile of bonus target percentage ranges for the Benchmark Companies.

Benefits and Perquisites

The Company provides certain perquisites and benefits to its executive officers as a method of attracting and retaining its executive officers.  There is not a pre-determined set of perquisites that the Company gives to its executive officers.  Instead, an executive officer’s perquisites are determined on an individual basis and are often influenced by benefits and perquisites that are received by similarly positioned executives.  The Committee has reviewed the perquisites and benefits that are received by its executives and believes they were generally below those provided by the Benchmark Companies to their executives.

Perquisites that were given to executive officers in 2008 included company cars, club memberships, private airplane travel on a limited basis (which requires approval by the CEO and in the case of travel by the CEO, approval by the Chief Financial Officer), financial planning services, supplemental long-term disability coverage, housing allowances and other costs in connection with relocation.  Generally, perquisites granted to executive officers are allocated to their income and they are required to pay income taxes on such perquisites.  Executive officers, as well as certain other key employees of the Company, may upon their election, also receive matching contributions in the Company’s Deferred Compensation Plan.  In addition to the perquisites described above, the Company generally provides its executive officers benefits, which are also provided generally to all other U.S. based salaried employees, such as Company-paid life insurance and matching contributions in the Company’s 401(k) Plan and Employee Stock Purchase Plan, medical, dental and vision plans, flexible spending accounts and long and short-term disability coverage.

Long-Term Incentive Compensation

The purpose of long-term incentive compensation is both to align the interests of the executive officers with the interests of the stockholders and to provide a level of reward and recognition for superior performance.  The Company’s objective is to provide its executive officers with long-term incentive awards that are generally within the third quartile of the award level at the Benchmark Companies.  Long-term incentive awards may include cash and non-cash components.  In 2008, all long-term incentive awards granted consisted of a combination of time-based and performance-based restricted stock awards.  It is the Company’s general intention in the future to primarily grant long-term incentive compensation in shares of restricted stock with time and/or performance based criteria, although other forms of awards may be considered. However, in 2009, the Company granted a significant portion of the executives’ long-term incentive compensation in cash due to the Company’s low stock price at the time of grant.  The Committee felt that the granting of additional shares in 2009 would have had too much of a dilutive effect on the Company’s stockholders and did not feel that such action was appropriate.

The long-term incentive compensation is designed to provide wealth creation for executives if stockholder value is created.  The Committee believes that long-term incentive compensation ensures that the Company’s executive officers have a continuing stake in the long-term success of the Company and fosters the retention of key management personnel.  In 2008, the Company issued long-term incentive compensation designed to provide an economic value that was generally within the third quartile of the long-term compensation level at the Benchmark Companies.

Stock Awards

One of the primary components of the Company’s long-term incentive compensation is the granting of restricted stock awards to executive officers, including awards which have a performance-based component.  In this way, the stock awards have the dual objective of helping to build stockholder value while also serving to retain and motivate the Company’s senior leadership.

The Company’s policy is to make grants of stock awards in the first quarter of each calendar year, which is soon after the Company’s prior year’s results are finalized and released publicly, as well as after the Company’s budget has been finalized for the coming year.  This is consistent with the Company’s move towards restricted stock awards that have a performance component, as it is intended that the performance component would be based upon a specific measure or measures from the Company’s budget for the coming year.

In March 2008, the executive officers were granted restricted stock awards.  The restricted stock grants for the executive officers contained both time-based awards and performance-based awards.

Each time-based award will vest in full in March 2011, to the extent the executive officer is still employed with the Company.  The Committee determined that the time-based awards would cliff vest in three years rather than have a graded vesting period as was done in prior years and has historically been the predominant Company practice.  The Committee believes that an award with cliff vesting generally provides more retentive benefit to the Company than an award with graded vesting.

Each grant also included two performance-based awards.  In order for the first performance-based restricted stock award (the “EPS Shares”) to be payable to the executive officers, the Company must generally achieve, on average, a 10 percent average annual increase in EPS for the period January 1, 2008 through December 31, 2010 (the “EPS Target”).  The EPS for the Company was $5.85 for the period January 1, 2007 through December 31, 2007 and operates as the benchmark on which the EPS Target is based.

Each executive officer will receive 100% of the EPS Shares if the Company achieves the EPS Target.  For each one percent (1%) increase in attainment above the EPS Target, the number of EPS Shares to be received by the executive officer will increase by ten percent (10%).  For example, an 11 percent average annual increase in Earnings Per Share would result in the executive officer receiving 110% of the EPS Shares.  For attainment at or above a 15 percent average annual increase in EPS, the number of EPS Shares to be received by the executive officer will be capped at 150% of the EPS performance-based share award.

For each one percent (1%) decrease in attainment below the EPS Target, the number of EPS Shares to be received by the executive officer will decrease by ten percent (10%).   For attainment at a five percent average annual increase in EPS, the number of EPS Shares to be received by the executive officer will be 50% of the EPS performance-based award.  If less than a five percent average annual increase in EPS is achieved, no EPS Shares will be received by the executive officer.

In order for the second performance-based restricted stock award (the “TSR Shares”) to be payable to the executive officer, the Company must achieve a percentile rank of 60th (the “TSR Target”) against a peer group of 28 companies for three year annualized Total Stockholder Return (“TSR”) for the period January 1, 2008 through December 31, 2010.  TSR combines share price appreciation and dividends paid to show the total return to the stockholder.  TSR is calculated by adding the change in a company’s stock price during a specified time period to any dividends paid by such company during the time period and dividing that sum by the stock price of such company at the beginning of the period.

Each executive officer will receive 100% of the TSR Shares if the Company achieves the TSR Target.  For each percentile increase or decrease in attainment above or below the TSR Target, the number of TSR Shares to be received by each executive officer will increase or decrease by 2.5%.  For attainment at or above the 80th percentile, the number of TSR Shares distributed will be capped at 150% of the TSR performance-based share award.  If attainment is at the 40th percentile, the number of TSR Shares distributed will be 50% of the TSR performance-based share award.  For performance below the 40th percentile, no TSR Shares will be received by the executive officer.

The EPS Shares and TSR Shares will vest in full in three years on the later of March 4, 2011, or after the Terex 2010 financial statements are completed and filed with the SEC, provided the performance criteria is satisfied and further provided the executive officer remains actively employed with Terex.  The Committee believes that the three year measurement period for these awards and these performance metrics helps motivate long-term decision making and better aligns the interests of the executives and the Company’s stockholders.

For each of the executive officers, other than Messrs. DeFeo, Widman and Riordan, the economic value of the time and performance based components were intended to each be approximately 50% of the total restricted stock award value.  For Messrs. DeFeo, Widman and Riordan, the economic value of the time and performance based components were intended to be approximately 20% and 80% of the restricted stock award value, respectively.  The restricted stock awards for Messrs. DeFeo, Widman and Riordan were more heavily performance-based than that of the other executives because the Committee believes that they are the three executives with the greatest potential impact on the Company’s overall performance and therefore their compensation should be more heavily weighted to the Company’s overall performance than that of the other executive officers.

Although many of the Benchmark Companies continue to grant predominantly time based awards, the Company believes that restricted stock grants that contain both time based and performance measures provide the right mix of motivating performance and providing for retention, which are the primary objectives of the restricted stock awards.  Accordingly, the Company intends to continue granting long-term compensation awards that contain both time and performance based components.

In 2009, the long-term compensation awards granted by the Company predominantly consisted of time based restricted stock awards and performance-based cash awards.  The long-term compensation awards were a mix of stock and cash based awards due to the Committee’s concern that the granting of long-term awards solely in stock would have had too much of a dilutive effect on the Company’s stockholders.  Messrs. DeFeo, Widman and Riordan received a greater percentage of their awards in the form of performance-based awards than the other executives as the Committee believes that they are the three executives with the greatest potential impact on the Company’s overall performance and that they should have a greater percentage of their long-term compensation directly tied to the performance of the Company.

Option Awards

Historically, one of the components of the Company’s long-term incentive compensation had been the granting of option awards to executive officers.  However, over the past few years, the Company has been decreasing the number of options awarded to its executive officers.  This decrease culminated in no option awards being made to executive officers since 2006.

The decrease in the number of options granted is not a Terex-specific development.  The implementation of Statement of Financial Accounting Standard No. 123R, “Share-Based Payment” (“FAS 123R”), which requires that costs resulting from stock options be recognized in a company’s financial statements, as well as the dilutive effect of option exercises, has caused many companies, including Terex, to move away from the granting of options.  It is generally more cost effective for the Company to grant restricted stock than options, as more options would need to be given for an executive to receive the same economic value as he or she would receive from a grant of fewer shares of restricted stock.  The Company may grant options to executive officers in the future as the Company deems appropriate.  However, the Company does not expect that the granting of options will be a key component of an executive officers’ long-term compensation in the near future.

Post-Employment Compensation

Retirement Plans and Life Insurance

The Company offers a variety of mechanisms for its executive officers to plan for their retirement.  These plans are offered to attract and retain executive officers by offering them benefits that are similar to what is offered by the Benchmark Companies.  The retirement plans offered by the Company to its executive officers generally include a 401(k) plan, which is also offered to most of the Company’s U.S. based employees, a deferred compensation plan, a defined benefit supplemental executive retirement plan (“DB SERP”), a defined contribution supplemental executive retirement plan (“DC SERP” and together with the DB SERP, the “SERPs”) and, for the CEO, a defined benefit pension plan which has since been frozen.  A senior executive participating in the DB SERP is not eligible to participate in the DC SERP.  See “Pension Benefits” for a description of the SERPs and “Nonqualified Deferred Compensation” for a description of the Company’s deferred compensation plan.  In addition, each executive officer receives a life insurance policy that provides his or her family with a core level of security in case of the premature death of the executive officer. The Company provides each executive officer with a universal life insurance policy that is two times his or her base salary. In addition, the Company owns a universal life insurance policy on the life of Mr. DeFeo in the amount of $10,000,000.  Pursuant to the terms of this arrangement, the Trustee of the Ronald M. DeFeo 1996 Life Insurance Trust has the right to designate a beneficiary or beneficiaries to receive the insurance proceeds from this policy on Mr. DeFeo’s death, subject to the Company’s right to first receive a certain portion of the insurance proceeds.

Termination of Employment and Change in Control Arrangements

Each of the Named Executive Officers, other than Mr. DeFeo, is a party to a Change in Control and Severance Agreement with the Company that was entered into in April 2008 (the “Executive Agreements”).  The Company and Mr. DeFeo entered into the DeFeo Agreement that contains provisions regarding termination of employment and change in control circumstances.

These agreements provide the executive officers with a core level of assurance that their actions on behalf of the Company and its stockholders can proceed without the potential distraction of short-term issues that may affect the Company (e.g. merger, buyout, etc.) and helps ensure that they continue to act in the best interests of the Company.  In addition, these agreements contain measures that protect the Company as well by including confidentiality, non-compete and non-solicitation provisions.  The key terms of these agreements are generally customary provisions for agreements of this type and are described below in “Potential Payments Upon Termination or Change in Control.”

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below shows the compensation for the previous fiscal year of the Company’s CEO, Chief Financial Officer and its three other highest paid executive officers who had 2008 total qualifying compensation in excess of $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1) (2)	Option Awards ($) (1) (2)	Non- Equity Incentive Plan Compens- ation ($)		Change in Pension Value and Nonquali- fied Deferred Compen- sation Earnings ($)		All Other Compens- ation ($) (3)	Total ($)
Ronald M. DeFeo	2008	$1,150,000	-0-	$8,460,358	-0-	-0-	(4)	$1,374,573		$809,827	$11,794,758
Chairman and Chief	2007	$1,025,000	$110,000	$10,596,912	$166,200	$2,397,713		$1,585,928		$313,733	$16,195,486
Executive Officer	2006	$875,000	-0-	$4,942,447	$261,200	$8,602,600		$584,844		$214,293	$15,480,384

Phillip C. Widman	2008	$526,250	-0-	$1,825,197	$54,352	$336,368		$142,353		$90,683	$2,975,203
Senior Vice President	2007	$500,000	$100,000	$1,960,078	$80,807	$431,288		$154,329		$76,928	$3,303,430
and Chief Financial Officer	2006	$416,000	-0-	$542,569	$147,327	$1,911,840		$75,916		$110,611	$3,204,263

Thomas J. Riordan	2008	$780,000	-0-	$1,854,084	-0-	$664,739		$165,759		$250,251	$3,714,833
President and	2007	$744,231	-0-	$1,754,686	-0-	$857,849		$93,595		$269,177	$3,719,538
Chief Operating Officer

Timothy A. Ford	2008	$454,250	-0-	$918,689	$51,600	$216,272		$61,945		$524,230	$2,226,986
President, Terex Aerial
Work Platforms

Richard Nichols	2008	$427,708	-0-	$1,153,389	$86,964	$322,035		$96,301	(5)	$80,170	$2,166,567
President, Terex Cranes	2007	$375,000	-0-	$1,248,241	$128,055	$339,979		$204,446		$85,008	$2,380,729
______________________

(1)  See Note S – “Stockholders’ Equity” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for a detailed description of the assumptions that the Company used in determining the dollar amounts recognized for financial statement reporting purposes of its stock and option awards.

(2)  The amounts listed in the Stock Awards and Option Awards columns are the dollar amounts recognized for financial statement reporting purposes for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006 in accordance with FAS 123R and comprise grants made by the Company in 2004, 2006, 2007 and 2008; 2003, 2004, 2006 and 2007; and 2002, 2003, 2004 and 2006; respectively.  There were no forfeitures that occurred during the fiscal year ended December 31, 2008.

(3)  As part of its competitive compensation program, the Company provides its Named Executive Officers with certain perquisites and other personal benefits.  The amounts listed are the aggregate incremental cost of the perquisites paid by the Company.  The aggregate incremental cost to the Company is computed as the actual out-of-pocket cost to the Company of supplying such perquisite.  For example, the amount listed under the Company Car column is the amount that the Company paid to a third party as a result of providing a company car to the named executive officer.  As part of their compensation, each of the Named Executive Officers in 2008 received the perquisites listed in the table below:

Name	Company Car	Club Memberships	Use of Private Aircraft	Long Term Disability Premiums	Financial Planning Services	401(k) Matching Contributions	Employee Stock Purchase Plan Company Contributions	Company Paid Life Insurance	Other*	Total

Ronald M. DeFeo	$33,631	$11,839	$8,930	$9,183	$15,000	$9,200	$1,800	$218,802	$501,442	$809,827
Phillip C. Widman	$22,825	$7,861	$19,159	$8,182	$8,500	$9,200	$1,800	$13,106	$50	$90,683
Thomas J. Riordan	$32,632	-0-	-0-	$5,110	$14,500	$9,200	$3,600	$14,694	$170,515	$250,251
Timothy A. Ford	$26,050	-0-	-0-	$3,446	$15,000	$9,200	$900	$5,165	$464,469	$524,230
Richard Nichols	$25,753	-0-	-0-	$4,911	-0-	$9,200	-0-	$4,306	$36,000	$80,170
______________________

*  The amount shown for Mr. DeFeo consists of $500,000 for a matching contribution to the Company’s Deferred Compensation Plan, which matching contribution is invested in Common Stock, $1,025 for reimbursement of accountant fees and $417 for personal use of a Company driver; the amount shown for Mr. Widman consists of payment of a Wellness Award; the amount shown for Mr. Riordan consists of $136,356 for a matching contribution to the Company’s Deferred Compensation Plan, which matching contribution is invested in Common Stock, and $34,159 for payments related to Mr. Riordan’s relocation; the amount shown for Mr. Ford consists of payments related to Mr. Ford’s relocation; and the amount shown for Mr. Nichols consists of payment of a housing allowance.

(4)  Pursuant to the satisfaction of the performance criteria, Mr. DeFeo was entitled to non-equity incentive plan compensation in the amount of $1,171,620.  However, as the Company has been making significant headcount reductions and implementing other cost reductions, Mr. DeFeo believed that he should lead by example and share some of the economic burden and voluntarily declined receipt of this non-equity incentive plan compensation.

(5)  The amounts shown include $40 for Mr. Nichols, which amount was earnings that were above-market or preferential.

Grants of Plan-Based Award

The following table sets forth information on grants of awards under the Company’s equity and non-equity incentive plans during 2008 to the Named Executive Officers.  The amount of stock awards, option awards and non-equity incentive plan compensation recognized for financial reporting purposes by the Company for the Named Executive Officers during 2008 is also listed in the Summary Compensation Table.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name		Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh -old (#)	Target (#)	Maxi- mum (#)
Ronald M. DeFeo	3/4/2008				30,896	61,792	92,688				$4,078,272
	3/4/2008				18,538	37,075	55,613				$2,584,498
	3/4/2008							20,551			$1,356,366
	N/A	$57,500	$2,300,000	$3,450,000
Phillip C. Widman	3/4/2008				10,299	20,597	30,896				$1,359,402
	3/4/2008				6,179	12,358	18,537				$861,476
	3/4/2008							6,850			$452,100
	N/A	$118,412	$394,705	$592,058
Thomas J. Riordan	3/4/2008				10,299	20,597	30,896				$1,359,402
	3/4/2008				6,179	12,358	18,537				$861,476
	3/4/2008							6,850			$452,100
	N/A	$234,008	$780,027	$1,170,041
Timothy A. Ford	3/4/2008				4,145	8,290	12,435				$547,140
	3/4/2008				1,777	3,553	5,330				$247,680
	3/4/2008							9,848			$649,968
	N/A	$17,035	$340,693	$511,040
Richard Nichols	3/4/2008				4,145	8,290	12,435				$547,140
	3/4/2008				1,777	3,553	5,330				$247,680
	3/4/2008							9,848			$649,968
	N/A	$16,040	$320,805	$481,208

On March 4, 2008, grants of Common Stock subject to restrictions on transfer, conditions of forfeitability and other limitations and restrictions (“Restricted Stock”) with performance-based criteria (“Performance Shares”) were made under the 2000 Plan to Mr. DeFeo (61,792 shares), Mr. Widman (20,597 shares), Mr. Riordan (20,597 shares), Mr. Ford (8,290 shares) and Mr. Nichols (8,290 shares).  The value of the Performance Shares granted to such Named Executive Officers set forth in the table above is based on the closing stock price on the NYSE of the Common Stock of $66.00 per share on March 4, 2008.  With respect to this grant of Performance Shares made to a Named Executive Officer on March 4, 2008, the Performance Shares awarded will vest in full in 2011 if the Company achieves a targeted average annual increase in EPS over a three year period.  The number of shares in this grant are subject to adjustment, up or down, based upon attainment above or below the targeted EPS measurement.  See the “Compensation Discussion & Analysis” section above for a detailed description of the performance measures used in this grant of Restricted Stock.  Upon the earliest to occur of a change in control of the Company or the death or disability of the recipient of the grant, any unvested portion of such Performance Shares grant shall vest immediately.  Dividends, if any, are paid on Performance Shares at the same rate as paid to all stockholders.

In addition, on March 4, 2008, grants of Performance Shares were made under the 2000 Plan to Mr. DeFeo (37,075 shares), Mr. Widman (12,358 shares), Mr. Riordan (12,358 shares), Mr. Ford (3,553 shares) and Mr. Nichols (3,553 shares).  The value of the Performance Shares granted to such Named Executive Officers set forth in the table above was not based on the closing stock price on the NYSE of the Common Stock on March 4, 2008, as the Performance Shares were based on a market condition.  The Company used the Monte Carlo method to provide grant date fair value for these Performance Shares, determined to be $69.71 per share.  See Note S – “Stockholders’ Equity” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for a detailed description of the assumptions that the Company used to arrive at this valuation.  With respect to this grant of Performance Shares made to a Named Executive Officer on March 4, 2008, the Performance Shares awarded will vest in full in 2011 if the Company achieves a targeted percentile rank against a peer group of 28 companies for three year annualized TSR.  The number of shares in this grant is subject to adjustment, up or down, based upon attainment above or below the targeted TSR measurement.  See the “Compensation Discussion & Analysis” section above for a detailed description of the performance measures used in this grant of Restricted Stock.  Upon the earliest to occur of a change in control of the Company or the death or disability of the recipient of the grant, any unvested portion of such Performance Shares grant shall vest immediately.  Dividends, if any, are paid on Performance Shares at the same rate as paid to all stockholders.

In addition, on March 4, 2008, grants of Restricted Stock were made under the 1996 Plan to Mr. DeFeo (20,551 shares), Mr. Widman (6,850 shares), Mr. Riordan (6,850 shares), Mr. Ford (9,848 shares) and Mr. Nichols (9,848 shares).  The value of the Restricted Stock granted to such Named Executive Officers set forth in the table above is based on the closing stock price on the NYSE of the Common Stock of $66.00 per share on March 4, 2008.  With respect to each grant of Restricted Stock made to a Named Executive Officer on March 4, 2008, the shares of Restricted Stock awarded will vest in full in March 2011, to the extent the Named Executive Officer is still employed with the Company.  Upon the earliest to occur of a change in control of the Company or the death or disability of the recipient of the grant, any unvested portion of such Restricted Stock grant shall vest immediately.  Dividends, if any, are paid on Restricted Stock awards at the same rate as paid to all stockholders.

It is generally the Company’s policy not to enter into employment contracts unless it is legally required or customary to do so in a particular country.  However, the Board has determined that maintaining Mr. DeFeo’s services is important to the long-term strategy of the Company and that the loss of Mr. DeFeo’s services could have a significant, negative impact on the Company’s business.  Therefore, the Company feels it is prudent to have an employment agreement with Mr. DeFeo.  Mr. DeFeo’s employment agreement expires on December 31, 2012.  The Company relies on the management and leadership skills of its other named executive officers, but not to the same extent that it relies on Mr. DeFeo, and accordingly these executives are not bound by employment agreements.  The Company’s other executive officers are strictly at-will employees.  Each of the Company’s executive officers, including Mr. DeFeo, have their compensation reviewed on an annual basis.

Under the DeFeo Agreement, since July 1, 2007, Mr. DeFeo has received an annual base salary of $1,150,000, subject to increase by the Board, as well as annual bonuses and long-term incentive compensation during his term of employment in accordance with any plan or plans established by the Company.  The Company also agreed to use its best efforts to have Mr. DeFeo elected as a member of the Board and, consistent with generally accepted best corporate governance standards, Chairman of the Board during the term of the DeFeo Agreement.  For additional information regarding Mr. DeFeo’s employment agreement, see “Potential Payments Upon Termination or Change in Control.”

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes the amount of unexercised stock options, Restricted Stock that has not vested and equity incentive plan awards that have not yet vested for each of the Named Executive Officers as of December 31, 2008.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Ronald M. DeFeo	3,230				$8.40	4/5/2011
	150,000				$11.18	3/19/2012
	100,000				$5.59	3/13/2013
	80,000				$16.35	5/7/2014
										140,000	(2)	$2,424,800
							14,650	(3)	$253,738
										63,645	(4)	$1,102,331
							12,836	(5)	$222,320
										34,184	(6)	$592,067
							20,551	(7)	$355,943
										61,792	(8)	$1,070,237
										37,075	(9)	$642,139
Phillip C. Widman	25,000				$10.05	9/17/2012
	12,000				$17.35	3/11/2014
	7,500	2,500	(10)		$45.75	6/1/2016
							10,000	(11)	$173,200
							7,991	(3)	$138,404
										11,571	(4)	$200,410

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
							4,172	(5)	$72,259
										11,111	(6)	$192,443
							6,850	(7)	$118,642
										20,597	(8)	$356,740
										12,358	(9)	$214,041
Thomas J. Riordan							22,500	(12)	$389,700
										22,500	(13)	$389,700
							4,814	(5)	$83,378
										12,819	(6)	$222,025
							6,850	(7)	$118,642
										20,597	(8)	$356,740
										12,358	(9)	$214,041
Timothy A. Ford	5,000	5,000	(14)		$45.22	10/2/2016
							10,000	(15)	$173,200
							6,418	(5)	$111,160
										5,698	(6)	$98,689
							9,848	(7)	$170,567
										8,290	(8)	$143,583
										3,553	(9)	$61,538
Richard Nichols	10,000				$14.99	2/1/2014
	10,000				$17.35	3/11/2014
	12,000	4,000	(10)		$45.75	6/1/2016

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
						16,000	(11)	$277,120
						5,327	(3)	$92,264
									7,716	(4)	$133,641
						5,135	(5)	$88,938
									4,557	(6)	$78,927
						9,848	(7)	$170,567
									8,290	(8)	$143,583
									3,553	(9)	$61,538
______________________

(1) Values based on the closing price of the Company’s Common Stock on the NYSE on December 31, 2008 of $17.32.

(2)  The shares of Restricted Stock vest as follows: (i) 70,000 shares will vest on March 31, 2009, as the Company exceeded certain pre-determined financial targets for 2005 through 2008; and (ii) 70,000 shares will vest on March 31, 2009, as the Company exceeded certain other pre-determined financial targets for 2006 through 2008.

(3)  The shares of Restricted Stock vest in equal increments on September 1, 2009 and September 1, 2010.

(4)  The shares of Restricted Stock vest in equal increments on December 31, 2009 and December 31, 2010 because the Company exceeded the targeted percentage return on invested capital for the five consecutive calendar quarter period ending December 31, 2007.

(5)  The shares of Restricted Stock vest in equal increments on March 6, 2009, March 6, 2010 and March 6, 2011.

(6)  The shares of Restricted Stock vest in equal increments on December 31, 2009 and December 31, 2010 because the Company exceeded the targeted percentage return on invested capital for the four consecutive calendar quarter period ending December 31, 2007.

(7)  The shares of Restricted Stock vest on March 4, 2011.

(8)  The shares of Restricted Stock vest if the Company achieves a targeted annual increase in EPS for the period January 1, 2008 through December 31, 2010.  If this target is achieved, the shares will vest in full on the later of March 4, 2011, or after the Terex 2010 financial statements are completed and filed with the SEC.  The number of shares in this grant are subject to adjustment, up or down, based upon attainment above or below the targeted EPS measurement.  See the “Compensation Discussion and Analysis” section above for more details on this grant.

(9)  The shares of Restricted Stock vest if the Company achieves a targeted TSR percentile rank for the period January 1, 2008 through December 31, 2010.  If this target is achieved, the shares will vest in full on the later of March 4, 2011, or after the Terex 2010 financial statements are completed and filed with the SEC.  The number of shares in this grant are subject to adjustment, up or down, based upon attainment above or below the targeted TSR measurement.  See the “Compensation Discussion and Analysis” section above for more details on this grant.

(10)  The options vest on March 31, 2009.

(11)  The shares of Restricted Stock vest on March 31, 2010.

(12)  The shares of Restricted Stock vest in equal increments on January 31, 2009, January 31, 2010 and January 31, 2011.

(13)  The shares of Restricted Stock vest at a rate of 7,500 per year if the Company achieves a targeted percentage ROIC for each such year.  As the Company achieved an ROIC of 19.2% in the four consecutive calendar quarter period ending December 31, 2008, Mr. Riordan received 58.7% of the 2008 portion of the performance-based award.

(14)  The options vest in equal increments on October 2, 2009 and October 2, 2010.

(15)  The shares of Restricted Stock vest in equal increments on October 2, 2009 and October 2, 2010.

Option Exercises and Stock Vested

The table below summarizes the stock options exercised and each vesting of Restricted Stock during 2008 for each of the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ronald M. DeFeo	-0-	-0-	139,430	$6,719,306
Phillip C. Widman	-0-	-0-	38,066	$1,717,019
Thomas J. Riordan	-0-	-0-	30,060	$1,604,115
Timothy A. Ford	-0-	-0-	12,836	$527,998
Richard Nichols	17,500	$429,343	24,147	$1,207,413

Pension Benefits

The table below provides information with respect to each of the Company’s pension plans that provide for payments at, following, or in connection with the retirement of a Named Executive Officer.

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Ronald M. DeFeo	Supplemental Executive Retirement Plan	17		$6,460,726	-0-
	Terex Pension Plan	1	(1)	$23,118	-0-
Phillip C. Widman	Supplemental Executive Retirement Plan	6	(2)	$470,713	-0-
Thomas J. Riordan	Supplemental Executive Retirement Plan	2	(3)	$259,354	-0-
Timothy A. Ford	Supplemental Executive Retirement Plan (4)	2		$73,086	-0-
Richard Nichols	Supplemental Executive Retirement Plan	8		$300,707	-0-
______________________

(1)  Participation in the Terex Corporation Salaried Employees’ Retirement Plan was frozen as of May 7, 1993, and no participants, including Mr. DeFeo, are credited with service for benefit purposes following such date.

(2)  Upon completing ten years of service with the Company, Mr. Widman will be credited with an additional five years of service for benefit and vesting purposes.

(3)  Following the completion of five years of service with the Company, Mr. Riordan will be credited with an additional ten years of service for vesting purposes.

(4)  Effective December 31, 2008, Mr. Ford transferred the value of his accrued benefit under the DB SERP to the DC SERP.

The SERPs are intended to provide certain senior executives of the Company with retirement benefits in recognition of their contributions to the long-term growth of the Company.  The Company adopted the DB SERP effective October 1, 2002.  On December 12, 2008, the Board approved certain amendments to the DB SERP.  The most significant changes were to close the DB SERP to new participants and to reduce the vesting requirement from 15 years of service with the Company to 10 years of service with the Company.  In addition, the Board approved the creation of the DC SERP for select senior executives. A senior executive participating in the DB SERP is not eligible to participate in the DC SERP.  Participants in the DB SERP were given a one time option to participate in the DC SERP and convert the value of their accrued benefit as of December 31, 2008 under the DB SERP to an actuarially determined lump sum and transfer such amount to the DC SERP.  Certain other changes were also made to the DB SERP, which were intended to comply with Section 409A of the Code.

Based on benchmarking data reviewed by the Committee, the Board believed that a vesting requirement of 10 years of service for the SERPs is competitive with similar plans that are offered by the Company’s peers.  In addition, the Board felt that, as there is a strong ongoing trend away from defined benefit type pension programs, it was appropriate to close the DB SERP to existing participants and create the DC SERP for any future participants.

Participants in the DB SERP with ten or more years of eligible service are vested and entitled to annual pension benefits beginning at a normal retirement age (“NRA”) of 65 or when age plus years of service first equal 90 (the “Normal Retirement Benefit”).  The Board determined that for hiring and retention purposes, Messrs. Riordan and Widman would be credited with additional years of service as described above.  Participants in the DB SERP who are vested but terminate employment prior to NRA shall receive a retirement benefit that is equal to the actuarial equivalent of the Normal Retirement Benefit.

The compensation covered by the DB SERP is based on a participant’s final five-year average of annual salary and bonus.  Benefits are computed assuming an NRA of 65 or when age plus years of service first equal 90.  Benefits accrue at 2% of average compensation per year of service, payable at the NRA, up to a maximum of 20 years of service.  Benefits are payable monthly as a life annuity with 120 monthly payments guaranteed.  Benefits are reduced by 50% for Social Security payments and 100% for any other Company-paid retirement benefits.

Participants in the DC SERP with ten or more years of eligible service are vested and entitled to contributions made by the Company to their DC SERP account.  Annual contributions are based upon 10% of the participant’s base salary and bonus earned.  The Company credits contributions in the DC SERP with an interest rate equal to a bond fund that mirrors an investment strategy in corporate bonds of companies rated Baa or higher by Moody’s.  The rate of interest for 2008 would have been approximately 6% per annum. Benefits are payable in a lump sum payout following termination of employment.

Mr. DeFeo participates in the Terex Pension Plan (the “Retirement Plan”). None of the other Named Executive Officers participate in the Retirement Plan.  Participants in the Retirement Plan with five or more years of eligible service are fully vested and entitled to annual pension benefits beginning at age 65.  Retirement benefits under the Retirement Plan for Mr. DeFeo are equal to the product of (i) his years of service (as defined in the Retirement Plan) and (ii) 1.08% of final average earnings (as defined in the Retirement Plan) plus 0.65% of such compensation in excess of amounts shown on the applicable Social Security Integration Table.  There is no offset for primary Social Security.  Participation in the Retirement Plan was frozen as of May 7, 1993, and no participants, including Mr. DeFeo, are credited with service for benefit purposes following such date.  However, participants not currently fully vested will be credited with service for purposes of determining vesting only.  The annual retirement benefits payable at normal retirement age under the Retirement Plan will be $3,687 for Mr. DeFeo.

See Note R – “Retirement Plans and Other Benefits” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, for a detailed description of the assumptions that the Company uses in determining the present value of the accumulated benefit.

Nonqualified Deferred Compensation

The table below provides information for the Named Executive Officers with respect to the Company’s Deferred Compensation Plan.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($) (1)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last FYE ($)
Ronald M. DeFeo	$2,000,000	$500,000	$(2,203,649)	$9,451,073	(2)	$735,269
Phillip C. Widman	-0-	-0-	-0-	-0-		-0-
Thomas J. Riordan	$544,112	$136,028	$(470,231)	-0-		$245,656	(3)
Timothy A. Ford	-0-	-0-	-0-	-0-		-0-
Richard Nichols	-0-	-0-	$(544,507)	-0-		$199,143
______________________

(1)  The amounts shown in the “Registrant Contributions in Last FY” column are included in the “All Other Compensation” column of the Summary Compensation table above.  The amounts shown in the “Aggregate Earnings in Last FY” column include $40 for Mr. Nichols, which amounts are included in the Summary Compensation Table above, as these earnings were above-market or preferential.

(2)  The amount shown relates to a previously scheduled distribution from the Company's Deferred Compensation Plan.

(3)  Includes $41,016 for Mr. Riordan, which amount was included in Summary Compensation Tables in previous years.

In October 2008, the Company’s Deferred Compensation Plan was bifurcated into two plans: one for deferrals made prior to January 1, 2005 and one for deferrals made on January 1, 2005 and thereafter.  In addition, certain changes were made which were intended to comply with Section 409A of the Code.

Under the Deferred Compensation Plan, a Named Executive Officer may defer up to (i) 20% of his/her salary and (ii) 100% of his/her bonus.  The deferrals may be invested in Common Stock or in a bond index.  The Company credits the deferrals in the bond index with an interest rate equal to a bond fund that mirrors an investment strategy in corporate bonds of companies rated Baa or higher by Moody’s.  The rate of interest for 2008 was approximately 6% per annum. The Company makes a contribution of 25% of the Named Executive Officer’s salary and/or bonus that is invested in Common Stock.  The Company does not make a contribution with respect to any deferrals into the bond index.

The Named Executive Officers may receive payments under the Deferred Compensation Plan after their employment terminates, upon their death or if they have an unforeseeable emergency (as defined in the Deferred Compensation Plan).  In addition, they may elect to receive all or a portion of their deferral, including the Company’s matching contribution, after the deferral has been in the Deferred Compensation Plan for at least three years.  Furthermore, for deferrals made prior to December 31, 2004, if they elect to receive an accelerated distribution under the Deferred Compensation Plan, the Named Executive Officers shall (i) forfeit 10% of the amount of the distribution to the Company, (ii) forfeit any Company matching contribution that has not been in the plan for at least one year due to the accelerated distribution and (iii) be unable to make further deferrals into the plan for at least 12 months.  In accordance with Section 409A of the Code, accelerated distributions are not allowed under the Deferred Compensation Plan for any deferrals made after December 31, 2004.

Potential Payments Upon Termination or Change in Control

If Mr. DeFeo’s employment with the Company is terminated for any reason, including for Cause (as such term is defined in the DeFeo Agreement), due to Mr. DeFeo’s death or disability, or by Mr. DeFeo voluntarily, or if Mr. DeFeo elects not to extend the DeFeo Agreement at the end of its term, Mr. DeFeo or his beneficiary is to receive, in addition to his salary, bonus and other compensation earned through the time of such termination, (i) any deferred compensation then in effect, (ii) any other compensation or benefits that have vested through the date of termination or to which Mr. DeFeo may then be entitled, including long term incentive compensation awards, stock and stock option awards, and (iii) reimbursement of expenses incurred by Mr. DeFeo through the date of termination but not yet reimbursed.  If Mr. DeFeo’s employment with the Company is terminated as the result of Mr. DeFeo’s death or disability, then Mr. DeFeo or his beneficiary would also be entitled to receive a prorated portion of his bonus for the fiscal year during which such termination occurs.

If Mr. DeFeo’s employment with the Company is terminated by the Company without Cause or by Mr. DeFeo for Good Reason (as such terms are defined in the DeFeo Agreement), or if the Company elects not to extend the DeFeo Agreement at the end of its term, Mr. DeFeo is to receive, in addition to his salary, bonus and other compensation earned through the time of such termination, (i) two times his base salary, (ii) two times the average of his annual bonuses for the two calendar years preceding termination, (iii) a prorated portion of his bonus for the fiscal year during which such termination occurs, (iv) continuing insurance coverage for up to two years from termination, (v) immediate vesting of non-performance based unvested stock options and stock grants with a period of one year following termination to exercise his options, and (vi) continuation of all other benefits in effect at the time of termination for up to two years from termination. The cash portion of this payment is spread over a 13-month period following the date of termination, except if such termination occurs within 24 months following a Change in Control (as such term is defined in the DeFeo Agreement), in which event the cash portion is to be paid in a lump sum.  In addition, if Mr. DeFeo’s employment is terminated by the Company without Cause or by Mr. DeFeo for Good Reason within 24 months following a Change in Control, Mr. DeFeo is entitled to (A) the greater of (1) the sum of (i), (ii) and (iii) above and (2) an amount equal to all compensation required to be paid to Mr. DeFeo for the balance of the term of the DeFeo Agreement, (B) the immediate vesting of any unvested performance stock options, stock grants, long term incentive compensation awards and other similar awards, with a period of one year following termination to exercise any such options and (C) any amounts payable under the SERP for the number of years of service achieved by Mr. DeFeo on the date of termination.  The DeFeo Agreement also provides for additional payments to Mr. DeFeo in the event that any payments under the DeFeo Agreement are subject to excise tax under the Code, such that Mr. DeFeo retains an amount of such additional payments equal to the amount of such excise tax.

The DeFeo Agreement requires Mr. DeFeo to keep certain information of the Company confidential during his employment and thereafter.  The DeFeo Agreement also contains an agreement by Mr. DeFeo not to compete with the business of the Company during his term of employment with the Company and for a period of 18 months thereafter (24 months thereafter, if the date of Mr. DeFeo’s termination is within 24 months following a Change in Control).

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. DeFeo assuming that the triggering event took place on December 31, 2008 using the share price of Common Stock as of that day (both as required by the SEC).  However, a termination or change in control did not occur on December 31, 2008 and Mr. DeFeo was not terminated on that date.  There can be no assurance that a termination or change in control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	-0-		-0-		$2,300,000		-0-		$2,300,000		-0-		-0-
Annual Incentive	$1,171,620		$1,171,620		$6,032,333		$1,171,620		$6,032,333		$1,171,620		$1,171,620
Restricted Shares (time-based)	-0-		-0-		$832,001		-0-		$832,001		$832,001		$832,001
Restricted Shares (performance-based)	-0-		-0-		-0-		-0-		$6,423,642		$6,423,642		$6,423,642
Stock Options	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Company Car	-0-		-0-		$65,000	(1)	-0-		$65,000	(1)	-0-		-0-
Club Memberships	-0-		-0-		$25,000	(1)	-0-		$25,000	(1)	-0-		-0-
Long-term Disability Premiums	-0-		-0-		$20,000	(1)	-0-		$20,000	(1)	-0-		-0-
Life Insurance Premiums	-0-		-0-		$400,000	(1)	-0-		$400,000	(1)	-0-		-0-
Financial Planning Services	-0-		-0-		$30,000	(1)	-0-		$30,000	(1)	-0-		-0-
Use of Private Aircraft	-0-		-0-		$20,000	(1)	-0-		$20,000	(1)	-0-		-0-
Retirement Plan Payments	$7,700,000	(2)	$7,700,000	(2)	$7,700,000	(2)	$7,700,000	(2)	$7,700,000	(2)	$7,700,000	(2)	$7,700,000	(2)
Life Insurance Proceeds	-0-		-0-		-0-		-0-		-0-		$12,160,000		-0-
Disability Benefits	-0-		-0-		-0-		-0-		-0-		-0-		$1,900,000	(3)
Excise Tax Gross Up	-0-		-0-		-0-		-0-		-0-		-0-		-0-
______________________

(1) Reflects the estimated value of a benefit or perquisite that Mr. DeFeo would be entitled to receive.

(2) Reflects the estimated value of Mr. DeFeo’s qualified and non-qualified retirement plans on December 31, 2008.

(3) Reflects the estimated value of all future payments that Mr. DeFeo would be entitled to receive under the Company’s disability program.

Pursuant to the Executive Agreements, if an executive’s employment with the Company is terminated within six months of a Change in Control (as defined in the Executive Agreements) in anticipation of such Change in Control or within 24 months following a Change in Control, other than for Cause, by reason of death or Permanent Disability, or by the executive without Good Reason (each as defined in the Executive Agreements), the executive is to receive (i) two times his base salary, (ii) two times his annual bonus for the last calendar year preceding termination, and (iii) any accrued vacation pay. This payment is to be paid in a lump sum simultaneously with the executive’s termination or on a monthly basis. The Executive Agreements also provide for additional payments to the executive in the event that any payments under the Executive Agreements are subject to excise tax under the Code, such that the executive retains an amount of such additional payments equal to the amount of such excise tax.  In addition, the executive also will receive (a) immediate vesting of unvested stock options and stock grants, with a period of up to six months following termination to exercise such options, (b) immediate vesting of all unvested units granted under the 1999 LTIP for their maximum cumulative value, (c) continuing insurance coverage for 24 months from termination, (d) continuation of all other benefits in effect at the time of termination for 24 months from termination and (e) outplacement services for a period of at least 12 months from termination.

In the event an executive’s employment with the Company is terminated by the Company without Cause or by the executive for Good Reason (other than in connection with a Change in Control), the Company is to pay the executive (i) two times his base salary, (ii) two times his annual bonus for the last calendar year preceding termination and (iii) any accrued vacation pay.  This is to be paid in 24 equal monthly payments. In such event, the executive would also have the right to exercise any stock options, long term incentive awards or similar awards for up to six months following termination, and would immediately vest in non-performance based options and stock awards granted under the Company’s incentive plans that would vest in the 24 months following the date of termination.  In addition, the Company would also provide continuing insurance coverage, continuation of all other benefits in effect at the time of termination for 24 months from termination and outplacement services for a period of at least 12 months from termination.

As part of the Executive Agreements, the executives agree to keep confidential certain Company information and not to disparage the Company. In addition, Messrs. Riordan, Ford and Nichols agree that, for a period of 18 months, and Mr. Widman agrees that, for a period of 12 months, following the date of termination (or 24 months for Messrs. Riordan, Ford and Nichols following such termination, if such termination is within 24 months following a Change in Control), the executive will not, without the prior written consent of the Company, directly or indirectly engage in or render any services to any Competitive Business (as such term is defined in the Executive Agreements) nor solicit, induce or entice any employee of the Company to leave the Company.

Each Executive Agreement has an initial term of one year and automatically renews for an additional term of one year commencing on each anniversary of the date of the agreement until and unless either party sends written notice of non-renewal to the other party at least six months prior to a renewal date; provided, however, that if a Change in Control shall occur during the initial or renewed term of this Agreement, then the Executive Agreement remains in effect until the third anniversary of the date of the Change in Control.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Widman, assuming that the triggering event took place on December 31, 2008 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on December 31, 2008 and Mr. Widman was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	-0-		-0-		$1,070,000		-0-		$1,070,000		-0-		-0-
Annual Incentive	-0-		-0-		$1,198,944		-0-		$1,198,944		-0-		-0-
Restricted Shares (time-based)	-0-		-0-		$359,771		-0-		$502,505		$502,505		$502,505
Restricted Shares (performance-based)	-0-		-0-		-0-		-0-		$963,633		$963,633		$963,633
Stock Options	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Company Car	-0-		-0-		$45,000	(1)	-0-		$45,000	(1)	-0-		-0-
Club Memberships	-0-		-0-		$15,000	(1)	-0-		$15,000	(1)	-0-		-0-
Long-term Disability Premiums	-0-		-0-		$15,000	(1)	-0-		$15,000	(1)	-0-		-0-
Life Insurance Premiums	-0-		-0-		$25,000	(1)	-0-		$25,000	(1)	-0-		-0-
Financial Planning Services	-0-		-0-		$15,000	(1)	-0-		$15,000	(1)	-0-		-0-
Use of Private Aircraft	-0-		-0-		$40,000	(1)	-0-		$40,000	(1)	-0-		-0-
Retirement Plan Payments	$190,000	(2)	$190,000	(2)	$660,000	(2)	$190,000	(2)	$660,000	(2)	$190,000	(2)	$660,000	(2)
Life Insurance Proceeds	-0-		-0-		-0-		-0-		-0-		$1,070,000		-0-
Disability Benefits	-0-		-0-		-0-		-0-		-0-		-0-		$2,400,000	(3)
Excise Tax Gross Up	-0-		-0-		-0-		-0-		-0-		-0-		-0-
______________________

(1) Reflects the estimated value of a benefit or perquisite that Mr. Widman would be entitled to receive.

(2) Reflects the estimated value of Mr. Widman’s qualified and non-qualified retirement plans on December 31, 2008.

(3) Reflects the estimated value of all future payments that Mr. Widman would be entitled to receive under the Company’s disability program.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Riordan, assuming that the triggering event took place on December 31, 2008 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on December 31, 2008 and Mr. Riordan was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	-0-		-0-		$1,580,000		-0-		$1,580,000		-0-		-0-
Annual Incentive	-0-		-0-		$2,380,437		-0-		$2,380,437		-0-		-0-
Restricted Shares (time-based)	-0-		-0-		$315,380		-0-		$591,720		$591,720		$591,720
Restricted Shares (performance-based)	-0-		-0-		-0-		-0-		$1,182,506		$1,182,506		$1,182,506
Stock Options	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Company Car	-0-		-0-		$65,000	(1)	-0-		$65,000	(1)	-0-		-0-
Club Memberships	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Long-term Disability Premiums	-0-		-0-		$10,000	(1)	-0-		$10,000	(1)	-0-		-0-
Life Insurance Premiums	-0-		-0-		$30,000	(1)	-0-		$30,000	(1)	-0-		-0-
Financial Planning Services	-0-		-0-		$30,000	(1)	-0-		$30,000	(1)	-0-		-0-
Retirement Plan Payments	$260,000	(2)	$260,000	(2)	$520,000	(2)	$260,000	(2)	$520,000	(2)	$260,000	(2)	$520,000	(2)
Life Insurance Proceeds	-0-		-0-		-0-		-0-		-0-		$1,580,000		-0-
Disability Benefits	-0-		-0-		-0-		-0-		-0-		-0-		$2,700,000	(3)
Excise Tax Gross Up	-0-		-0-		-0-		-0-		-0-		-0-		-0-
______________________

(1) Reflects the estimated value of a benefit or perquisite that Mr. Riordan would be entitled to receive.

(2) Reflects the estimated value of Mr. Riordan’s qualified and non-qualified retirement plans on December 31, 2008.

(3) Reflects the estimated value of all future payments that Mr. Riordan would be entitled to receive under the Company’s disability program.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Ford, assuming that the triggering event took place on December 31, 2008 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on December 31, 2008 and Mr. Ford was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	-0-		-0-		$914,000		-0-		$914,000		-0-		-0-
Annual Incentive	-0-		-0-		$1,046,908		-0-		$1,046,908		-0-		-0-
Restricted Shares (time-based)	-0-		-0-		$247,312		-0-		$454,927		$454,927		$454,927
Restricted Shares (performance-based)	-0-		-0-		-0-		-0-		$303,810		$303,810		$303,810
Stock Options	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Company Car	-0-		-0-		$50,000	(1)	-0-		$50,000	(1)	-0-		-0-
Club Memberships	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Long-term Disability Premiums	-0-		-0-		$7,000	(1)	-0-		$7,000	(1)	-0-		-0-
Life Insurance Premiums	-0-		-0-		$10,000	(1)	-0-		$10,000	(1)	-0-		-0-
Financial Planning Services	-0-		-0-		$25,000	(1)	-0-		$25,000	(1)	-0-		-0-
Retirement Plan Payments	$30,000	(2)	$30,000	(2)	$100,000	(2)	$30,000	(2)	$100,000	(2)	$30,000	(2)	$100,000	(2)
Life Insurance Proceeds	-0-		-0-		-0-		-0-		-0-		$914,000		-0-
Disability Benefits	-0-		-0-		-0-		-0-		-0-		-0-		$3,250,000	(3)
Excise Tax Gross Up	-0-		-0-		-0-		-0-		-0-		-0-		-0-
______________________

(1) Reflects the estimated value of a benefit or perquisite that Mr. Ford would be entitled to receive.

(2) Reflects the estimated value of Mr. Ford’s qualified and non-qualified retirement plans on December 31, 2008.

(3) Reflects the estimated value of all future payments that Mr. Ford would be entitled to receive under the Company’s disability program.

The following table describes the potential payments upon termination or a Change in Control of the Company for Mr. Nichols, assuming that the triggering event took place on December 31, 2008 using the share price of Common Stock as of that day (both as required by the SEC). However, a termination or Change in Control did not occur on December 31, 2008 and Mr. Nichols was not terminated on that date. There can be no assurance that a termination or Change in Control would produce the same or similar results as those described if it occurs on any other date or when the Common Stock is trading at any other price.

Executive Benefits and Payments Upon Termination	Voluntary Termination		Early or Normal Retirement		Involuntary Not For Cause or Good Reason Termination		For Cause Termination		Involuntary Not For Cause or Good Reason Termination (CIC)		Death		Disability
Base Salary	-0-		-0-		$860,000		-0-		$860,000		-0-		-0-
Annual Incentive	-0-		-0-		$1,001,993		-0-		$1,001,993		-0-		-0-
Restricted Shares (time-based)	-0-		-0-		$428,670		-0-		$628,889		$628,889		$628,889
Restricted Shares (performance-based)	-0-		-0-		-0-		-0-		$417,689		$417,689		$417,689
Stock Options	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Company Car	-0-		-0-		$50,000	(1)	-0-		$50,000	(1)	-0-		-0-
Club Memberships	-0-		-0-		-0-		-0-		-0-		-0-		-0-
Long-term Disability Premiums	-0-		-0-		$10,000	(1)	-0-		$10,000	(1)	-0-		-0-
Life Insurance Premiums	-0-		-0-		$10,000	(1)	-0-		$10,000	(1)	-0-		-0-
Financial Planning Services	-0		-0		-0-		-0		-0-		-0		-0
Retirement Plan Payments	$270,000	(2)	$270,000	(2)	$570,000	(2)	$270,000	(2)	$570,000	(2)	$270,000	(2)	$570,000	(2)
Life Insurance Proceeds	-0-		-0-		-0-		-0-		-0-		$860,000		-0-
Disability Benefits	-0-		-0-		-0-		-0-		-0-		-0-		$2,900,000	(3)
Excise Tax Gross Up	-0-		-0-		-0-		-0-		-0-		-0-		-0-
______________________

(1) Reflects the estimated value of a benefit or perquisite that Mr. Nichols would be entitled to receive.

(2) Reflects the estimated value of Mr. Nichols’ qualified and non-qualified retirement plans on December 31, 2008.

(3) Reflects the estimated value of all future payments that Mr. Nichols would be entitled to receive under the Company’s disability program.

DIRECTOR COMPENSATION

The compensation program for outside directors is designed to encourage outside directors to receive a significant portion of their annual retainer for Board service in Common Stock, to enable directors to defer receipt of their fees, and to satisfy the Company’s Common Stock ownership objective for outside directors.

The Company has established a Common Stock ownership objective for outside directors.  Each director is expected to accumulate, over the director’s first four years of Board service, the number of shares of Common Stock that is equal in market value to two times the annual retainer for Board service ($300,000).  Once this ownership objective is achieved, the director is expected to maintain such minimum ownership level.  The intent is to encourage acquisition and retention of Common Stock by directors, evidencing the alignment of their interests with the interests of stockholders.  To this end, each new director receives an award of shares of Common Stock having a market value of $25,000 on the date of the award.  Each new director must defer receipt of this award under the Company’s Deferred Compensation Plan.  If a director has not achieved the ownership objective, a director is expected to invest $75,000 per year in shares of Common Stock until the director has satisfied the ownership objective.

Directors who are employees of the Company receive no additional compensation by virtue of their being directors of the Company.  For their service, outside directors receive an annual retainer, as described below. All directors of the Company are reimbursed for travel, lodging and related expenses incurred in attending Board and committee meetings.

Each outside director receives annually, on the first business day of each year, the equivalent of $150,000 for service as a Board member (or a prorated amount if a director’s service begins other than on the first day of the year).  Each director elects annually, for the particular year, to receive this fee in (i) shares of Common Stock currently, which may be deferred into the stock fund of the Company’s Deferred Compensation Plan, (ii) cash currently, (iii) cash deferred into the bond fund of the Company’s Deferred Compensation Plan, or (iv) any two of the preceding alternatives in equal amounts.  If a director elects to receive shares of Common Stock currently, then 40% of this amount is paid in cash to offset the tax liability related to such election.  For purposes of calculating the number of shares of Common Stock into which any fixed sum translates, Common Stock is valued at its per share closing price on the NYSE on the day immediately preceding the grant date.

Each director who serves as Lead Director or on a committee of the Board receives an annual committee retainer as set forth in the table below:

Committee Position	Committee Retainer
Lead Director	$40,000
Audit Committee Chair	$35,000
Compensation Committee Chair	$25,000
Governance and Nominating Committee Chair	$15,000
Corporate Responsibility and Strategy Committee Chair	$15,000
Audit Committee Member	$5,000
Compensation Committee Member	$3,000
Governance and Nominating Committee Member	$3,000
Corporate Responsibility and Strategy Committee Member	$3,000

The retainers listed above are payable in cash, and may be deferred into the bond fund of the Company’s Deferred Compensation Plan.  For a director whose service begins other than on the first day of the year, any retainer is prorated.

A director who leaves the Board at any time during the year, for any reason, will retain any retainer payments already received for such year.  The Compensation Committee has discretion to authorize the payment of additional fees to any director under extraordinary circumstances.

The compensation paid to the Company’s outside directors in 2008 is summarized in the following table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Option Awards ($) (1) (3) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
G. Chris Andersen	$43,000	-0-	$129,609	-0-	-0-	-0-	$172,609
Paula H. J. Cholmondeley	$161,238	-0-	-0-	-0-	-0-	-0-	$161,238
Don DeFosset	$38,000	$75,000	$64,804	-0-	-0-	-0-	$177,804
William H. Fike	$6,000	$75,000	$64,804	-0-	-0-	-0-	$145,804
Thomas J. Hansen	$49,063	$72,337	-0-	-0-	-0-	-0-	$121,400
Dr. Donald P. Jacobs	$158,000	-0-	-0-	-0-	-0-	-0-	$158,000
David A. Sachs	$60,019	$120,000	-0-	-0-	-0-	-0-	$180,019
Oren G. Shaffer	$8,000	$150,000	-0-	-0-	-0-	-0-	$158,000
David C. Wang	$1,295	$119,673	-0-	-0-	-0-	-0-	$120,968
Helge H. Wehmeier	$158,000	-0-	-0-	-0-	-0-	-0-	$158,000
______________________

(1)  See Note S – “Stockholders’ Equity” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for a detailed description of the assumptions that the Company used in determining the dollar amounts recognized for financial statement reporting purposes of its stock and option awards.

(2)  The grant date fair value of each stock award computed in accordance with FAS 123R is the following:  Mr. DeFosset, $75,000 (portion of annual retainer paid on January 2, 2008); Mr. Fike, $75,000 (portion of annual retainer paid on January 2, 2008); Mr. Hansen, $25,000 (initial director sign-on grant paid on May 15, 2008) and $47,337 (pro-rated portion of annual retainer paid on May 15, 2008); Mr. Sachs, $120,000 (portion of annual retainer paid on January 2, 2008); Mr. Shaffer, $150,000 (annual retainer paid on January 2, 2008); and Mr. Wang, $25,000 (initial director sign-on grant paid on May 15, 2008) and $94,673 (pro-rated portion of annual retainer paid on May 15, 2008).

(3)  The grant date fair value of each option award computed in accordance with FAS 123R is the following:  Mr. Andersen, $129,609 (annual retainer paid on January 2, 2008); Mr. DeFosset, $64,804 (portion of annual retainer paid on January 2, 2008); and Mr. Fike, $64,804 (portion of annual retainer paid on January 2, 2008).

(4)  As of December 31, 2008, the following directors had vested outstanding options in these amounts: Mr. Andersen, 5,174; Mr. DeFosset, 2,587; Mr. Fike, 2,587; Dr. Jacobs, 13,826; and Mr. Sachs, 27,524.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

DON DEFOSSET
WILLIAM H. FIKE
DAVID A. SACHS
OREN G. SHAFFER
DAVID C. WANG

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company intends that all transactions with affiliates are to be on terms no less favorable to the Company than could be obtained in comparable transactions with an unrelated person.  The Board will be advised in advance of any such proposed transaction or agreement and will utilize such procedures in evaluating their terms and provisions as are appropriate in light of the Board’s fiduciary duties under Delaware law.  In addition, the Company has an Audit Committee consisting solely of independent directors.  Pursuant to the terms of the written Audit Committee Charter, one of the responsibilities of the Audit Committee is to review related party transactions. See “Audit Committee Meetings and Responsibilities.”

Equity Compensation Plan Information

The following table summarizes information about the Company’s equity compensation plans as of December 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1, 211,035	(1)	$18.58	1,687,688
Equity compensation plans not approved by stockholders	-		-	-
Total	1,211,035	(1)	$18.58	1,687,688
______________________

(1)
This does not include 2,304,762 of restricted stock awards, which are also not included in the calculation of weighted average exercise price of outstanding options, warrants and rights in column (b) of this table.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and each person who is the beneficial owner of more than 10% of the Company’s outstanding equity securities, to file with the SEC initial reports of ownership and changes in ownership of equity securities of the Company.  Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this Proxy Statement any failure to file such reports by the prescribed dates during 2008.  Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all reports filed with the SEC pursuant to Section 16(a) of the Exchange Act.

To the Company’s knowledge, based solely on review of the copies of reports furnished to the Company and written representations that no other reports were required, all filings required pursuant to Section 16(a) of the Exchange Act applicable to the Company’s officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2008.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2008, with the management of the Company and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.  The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee also has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP the independence of such independent registered public accounting firm.  The Audit Committee also has considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the independent registered public accounting firm’s independence.

Based on its review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements for the Company’s fiscal year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2008 for filing with the SEC.

The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes.  However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and the report issued by the independent registered public accounting firm.

AUDIT COMMITTEE

DON DEFOSSET
THOMAS J. HANSEN
DR. DONALD P. JACOBS
OREN G. SHAFFER
HELGE WEHMEIER

PROPOSAL 2:  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP has audited the consolidated financial statements and the internal control over financial reporting of the Company for 2008. The Board, at the recommendation of the Audit Committee, desires to continue the service of this firm for 2009. Accordingly, the Board recommends to the stockholders ratification of the retention of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.  If the stockholders do not approve PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, the Board and the Audit Committee will reconsider this selection.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

Audit Fees

During the last two fiscal years ended December 31, 2008 and December 31, 2007, PricewaterhouseCoopers LLP charged the Company $7,375,000 and $9,197,000, respectively, for professional services rendered by such firm for the audit of the Company’s annual financial statements and internal control over financial reporting and review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q for that fiscal year.

Audit-Related Fees

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.  This category includes fees related to various audit and attest services, due diligence related to mergers, acquisitions and investments, and consultations concerning financial accounting and reporting standards.  The aggregate fees billed by PricewaterhouseCoopers LLP for such audit-related services for the fiscal years ended December 31, 2008 and December 31, 2007 were $1,790,000 and $1,053,000, respectively.

Tax Fees

The aggregate fees billed for tax services provided by PricewaterhouseCoopers LLP in connection with tax compliance, tax consulting and tax planning services for the fiscal years ended December 31, 2008 and December 31, 2007, were $620,000 and $856,000, respectively.

All Other Fees

The aggregate fees billed for services not included in the above services for the fiscal years ended December 31, 2008 and December 31, 2007, were $16,000 and $23,000, respectively and were primarily related to miscellaneous items, including foreign government filings.

All of the services related to the Audit-Related Fees, Tax Fees or All Other Fees described above were approved by the Audit Committee pursuant to the general pre-approval provisions set forth in the Audit Committee’s pre-approval policies described in “Audit Committee Meetings and Responsibilities.”

The Board recommends that the stockholders vote FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2009.

PROPOSAL 3: APPROVAL OF
THE TEREX CORPORATION 2009 OMNIBUS INCENTIVE PLAN
General

Stockholders are being asked to approve the Terex Corporation 2009 Omnibus Incentive Plan (the “2009 Plan”).  The purpose of the 2009 Plan is to assist the Company in attracting and retaining selected individuals to serve as employees, directors, officers, consultants and advisors of the Company and its subsidiaries and affiliates who will contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Common Stock.  The 2009 Plan authorizes the granting of (i) options (“Options”) to purchase shares of Common Stock (“Shares”), (ii) stock appreciation rights (“SARs”), (iii) restricted stock awards, (iv) other stock awards, (v) cash awards and (vi) performance awards.  The cash awards under the 2009 Plan will be utilized, in conjunction with the performance awards, for incentive compensation in the form of an annual bonus award and in certain circumstances, long-term performance awards to key executives responsible for the success of the Company.  The Board believes that such incentive compensation can help to attract and retain outstanding executives.

The Board adopted the 2009 Plan on February 26, 2009, and directed that the 2009 Plan be submitted to the stockholders of the Company for their approval.  Approval of the granting of equity awards under the 2009 Plan will require affirmative vote of a majority of the Shares present in person or by proxy at the Meeting, provided that the total votes cast on this proposal represent over 50% of the total number of Shares entitled to vote on this proposal.

Stockholder approval of the 2009 Plan is also necessary for the Company to meet the requirements for tax deductibility under Section 162(m) of the Code for certain awards to be made under the 2009 Plan.  The 2009 Plan is designed so that performance based compensation payable thereunder will be fully deductible by the Company.  If the stockholders fail to approve the 2009 Plan, certain awards that would have been granted under the 2009 Plan may not qualify as performance based compensation and, in some circumstances, the Company may be denied a business expense deduction for such compensation.

The following description of the 2009 Plan is qualified in its entirety by reference to the 2009 Plan, attached to this Proxy as Appendix A.

Common Stock Authorized

The maximum number of Shares that may be the subject of awards under the 2009 Plan is 3,000,000 Shares, plus the number of Shares remaining available for issuance under the 2000 Plan and 1996 Plan (the “Prior Plans”) that are not subject to outstanding awards as of the date of stockholder approval, and the number of Shares subject to awards outstanding under the Prior Plans as of such date but only to the extent that such outstanding awards are forfeited, expire, or otherwise terminate without the issuance of such Shares.  Under the 2009 Plan, Shares covered by awards shall only be counted as used to the extent that they are actually issued.  Accordingly, Shares covered by any unexercised portions of terminated Options, Shares forfeited by participants and Shares subject to any awards that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto, or are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares may again be subject to new awards.

No participant may be granted in any fiscal year awards for more than a total of 750,000 Shares under the 2009 Plan.  The Shares to be issued or delivered under the 2009 Plan are authorized and unissued Shares, or issued Shares that have been acquired by the Company, or both.

2009 Plan Administration

The 2009 Plan provides that the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board (the “Plan Committee”) consisting of not fewer than two members of the Board who are non employee-directors and outside directors shall administer the 2009 Plan. The Plan Committee is authorized, subject to the provisions of the 2009 Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the 2009 Plan.  Subject to the provisions of the 2009 Plan, the Plan Committee shall have authority, in its sole discretion, to grant awards under the 2009 Plan, to set performance goals in conjunction with any award, and to make determinations with respect to the achievement of performance goals, to interpret and construe the provisions of the 2009 Plan and, subject to the requirements of applicable law, to prescribe, amend and rescind rules and regulations relating to the 2009 Plan or any award thereunder as it may deem necessary or advisable.  In general, the Plan Committee may delegate to one or more of its members or to one or more officers of the Company the right to grant awards under the 2009 Plan on such terms and conditions as the Plan Committee may from time to time establish.

Eligibility

Officers, employees, directors, consultants, advisors and independent contractors of the Company or any of its subsidiaries or affiliates as the Plan Committee shall select from time to time are eligible to receive awards under the 2009 Plan.  As of March 1, 2009, approximately 20,000 people would be eligible to participate under the terms of the 2009 Plan.

Stock Option Awards

Options to be granted under the 2009 Plan may be “Incentive Stock Options” meeting the requirements of Section 422 of the Code or “Non-Qualified Stock Options” that do not meet such requirements.  Only employees of the Company or certain of its subsidiaries may receive Incentive Stock Options under the 2009 Plan.  The Plan Committee must grant Options to purchase Shares at a price per share not less than 100% of the fair market value of such Share on the date of grant of such Option.  For so long as the Common Stock is listed on the NYSE, fair market value is the closing price of a Share on the NYSE on the trading day of the date of the award.  The term of each Option will be determined by the Plan Committee, but generally will not exceed ten years from the date of grant.

SARs

The 2009 Plan provides that SARs may be granted to participants in the discretion of the Plan Committee.  The Plan Committee may grant SARs at a price per share not less than 100% of the fair market value of a Share on the date of grant of such SAR.  Upon the exercise of a SAR, the recipient is entitled to receive from the Company, without the payment of any cash (except for any applicable withholding taxes), up to, but no more than, an amount in cash or Shares determined by multiplying the (A) excess of the fair market value of a Share on the date of such exercise over the grant price, by (B) the number of Shares with respect to which the SAR is exercised.  The term of each SAR will be determined by the Plan Committee, but generally will not exceed ten years from the date of grant.

Restricted Stock Awards and Restricted Stock Units

The grant of a restricted stock award gives a participant the right to receive Shares, subject to a risk of forfeiture based upon certain conditions, such as performance standards, length of service or other criteria as the Plan Committee may determine.  Until all restrictions are satisfied, lapsed or waived, the Company will maintain custody over the restricted Shares but the participant may be able to vote the Shares and may be entitled to distributions paid with respect to the Shares, as provided by the Plan Committee. During such restrictive period, the restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.  If a participant terminates employment with the Company prior to expiration of the forfeiture period, the participant forfeits all rights to the Shares.  The Company also may grant restricted stock units under the 2009 Plan.  The grant of restricted stock units generally operates in the same manner as the grant of restricted stock, except that no Shares are actually awarded on the date of grant and the participant shall have no voting rights with respect to any restricted stock units granted under the 2009 Plan.

Performance Awards

The Plan Committee may grant, either alone or in addition to other awards granted under the 2009 Plan, performance awards based upon performance of the Company or the participant.  Performance awards entitle the participant to receive cash, Options, SARs, restricted stock awards, restricted stock units or any other form of equity as the Plan Committee shall determine, if such participant achieves the measures of performance or other criteria established by the Plan Committee in its absolute discretion.  The Plan Committee may designate certain performance awards as performance-based compensation intended to qualify for a tax deduction under the Code.  Awards that are designed to be considered performance-based compensation shall be made in a manner that satisfies Section 162(m) of the Code.

The performance goals upon which the payment or vesting of an award that is intended to qualify as performance-based compensation shall be set within the shorter of: (a) ninety (90) days after the beginning of the Performance Period, or (b) twenty-five percent (25%) of the Performance Period has elapsed, and is limited to the following performance measures: (1) Net earnings or net income (before or after taxes); (2) Earnings per share; (3) Net sales or revenue growth; (4) Net operating profit or income; (5) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (6) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (7) Earnings before or after taxes, interest, depreciation, and/or amortization; (8) Gross or operating margins; (9) Productivity ratios; (10) Share price (including, but not limited to, growth measures and total stockholder return); (11) Cost control; (12) Margins; (13) Operating efficiency; (14) Market share; (15) Customer satisfaction or employee satisfaction; (16) Working capital; (17) Economic value added or EVA (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (18) Management development; (19) Diversity; (20) Succession planning; (21) Financial controls; (22) Ethics; (23) Information technology; (24) Marketing initiatives; (25) Business development; (26) Financial structure; (27) Taxes; (28) Depreciation and amortization; and (29) Total Stockholder Return.

Cash-Based Awards and Other Stock-Based Awards

The Plan Committee may grant, either alone or in addition to other awards granted under the 2009 Plan, cash-based awards and other stock-based awards as determined by the Plan Committee.  Such awards may be subject to performance goals and may be designed to comply with or take advantage of the laws of jurisdictions other than the United States.  Cash awards under the 2009 Plan will be utilized, in conjunction with the performance awards, for incentive compensation in the form of an annual bonus award and in certain circumstances, long-term performance awards to key executives responsible for the success of the Company.

Amendment and Termination

The Board may amend or modify the 2009 Plan, subject to any required stockholder approval.  The Board may not amend the 2009 Plan to increase the number of Shares that may be the subject of awards under the 2009 Plan (other than for antidilution adjustments) without the approval of the Company’s stockholders.  The 2009 Plan will terminate by its terms and without any further action on the tenth anniversary of stockholder approval of the 2009 Plan.  No awards may be made after that date under the 2009 Plan, although awards outstanding under the 2009 Plan on such date will remain valid in accordance with their terms.

Antidilution Adjustments

The number of Shares authorized to be issued under the 2009 Plan and subject to outstanding awards (and the grant or exercise price thereof) may be adjusted to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar capitalization change.

Federal Income Tax Consequences of Options

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2009 Plan based on federal income tax laws currently in effect. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Tax Consequences to Participants

Non-Qualified Stock Options.  In general: (i) no income will be recognized by an optionee at the time a Non-Qualified Stock Option is granted; (ii) at the time of exercise of a Non-Qualified Stock Option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the Shares and the fair market value of the Shares if they are non-restricted on the date of exercise; and (iii) at the time of sale of Shares acquired pursuant to the exercise of a Non-Qualified Stock Option, any appreciation (or depreciation) in the value of the Shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the Shares have been held.

Incentive Stock Options.  No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option.  For purposes of the alternative minimum tax, however, the difference between the option price and the fair market value of the Common Stock on the date of exercise is an adjustment in computing the optionee’s alternative minimum taxable income.  If Shares are issued to an optionee pursuant to the exercise of an Incentive Stock Option and no disposition of the Shares is made by the optionee within two years after the date of grant or within one year after the transfer of the Shares to the optionee (such disposition, a “Disqualifying Disposition”), then upon the sale of the Shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

If Shares acquired upon the exercise of an Incentive Stock Option are disposed of in a Disqualifying Disposition, then the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the Shares at the time of exercise (or, if less, the amount realized on the disposition of the Shares in a sale or exchange) over the option price paid for the Shares.

Special Rules Applicable to Directors and Officers.  In limited circumstances where the sale of Common Stock that is received as the result of a grant of an award could subject a director or an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the director or officer may differ from the tax consequences described above.

Tax Consequences to the Company or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, or with respect to performance based compensation payable under the 2009 Plan, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, (i) such deduction is reasonable in amount, constitutes an ordinary and necessary business expense, is not subject to the $1,000,000 annual compensation limitation set forth in Section 162(m) of the Code and does not constitute an “excess parachute payment” within the meaning of Section 280G of the Code, and (ii) any applicable withholding obligations are satisfied.

The foregoing summary of the income tax consequences in respect of the 2009 Plan is for general information only.  Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state, and local tax laws.

Grants Under the 2009 Plan

Because the 2009 Plan is a new plan and because benefits under the 2009 Plan will depend on the discretion of the Plan Committee and the fair market value of the Common Stock at various future dates, it is not possible to determine the benefits that will be received if the 2009 Plan is approved by stockholders.  In addition, because the payment of a bonus under the 2009 Plan for any fiscal year is contingent on the achievement of performance goals as of the end of the fiscal year, the Company cannot determine the amounts that will be payable or allocable for fiscal year 2009 or in the future.

During 2008 under the Prior Plans, Options and restricted stock awards were granted as follows:

•
Restricted stock awards for 242,410 Shares were granted to the Named Executive Officers (one of whom was also a Director) as a group.  For more details on these grants, including the allocation of restricted stock awards among the Named Executive Officers, see “Executive Compensation – Summary Compensation Table – Long Term Compensation Awards” and “Executive Compensation – Stock Option Grants in 2008.”

•	Restricted stock awards for 109,336 Shares were granted to all current executive officers of the Company (not including the Named Executive Officers) as a group.

•	Additional Options to purchase 10,348 Shares were granted to the Directors (not including one Director who was also a Named Executive Officer) as a group.

•	Restricted stock awards for 689,319 Shares were granted to all employees of the Company (not including all current executive officers and Named Executive Officers of the Company) as a group.

During 2008, under the Prior Plans, Options were granted at an exercise price of $65.57 per share. On March 2, 2009, the closing price of a Share on the NYSE was $7.73.

No SARs were granted under the Prior Plans during 2008.

For details on the bonuses received in 2008 pursuant to the 2004 Annual Incentive Compensation Plan by the Named Executive Officers, see “Executive Compensation – Summary Compensation Table” and “Compensation Discussion and Analysis – Short-Term Compensation – Annual Cash Bonus.”

Recommendation

The Board believes that the approval the 2009 Plan is in the best interests of the Company and its stockholders because the 2009 Plan will enable the Company to provide competitive equity incentives to employees, officers, directors, consultants and advisors to enhance the profitability of the Company and increase stockholder value.  In addition, if the 2009 Plan is approved, then certain awards under the 2009 Plan will qualify for tax deductibility under Section 162(m) of the Code and the Company will be allowed to take a business expense deduction for such compensation paid under the 2009 Plan.

The Board recommends that the stockholders vote FOR approval of the Terex Corporation 2009 Omnibus Incentive Plan.

OTHER MATTERS

The Board does not know of any other business to be brought before the Meeting.  In the event any such matters are brought before the Meeting, the persons named in the enclosed Proxy will vote the Proxies received by them as they deem best with respect to all such matters.

All proposals of stockholders intended to be included in the proxy statement to be presented at the 2010 Annual Meeting of Stockholders must be received at the Company’s offices at 200 Nyala Farm Road, Westport, Connecticut 06880, no later than December 1, 2009.  All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

To nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such a meeting, the Bylaws of the Company generally provides that notice must be given to the Secretary of the Company no more than 90 days or less than 60 days prior to the date of the annual meeting.  The Company anticipates that in order for a stockholder to nominate a candidate for election as a director at the Company’s 2010 annual meeting or to propose business for consideration at such meeting, notice must be given between February 14, 2010 and March 16, 2010.  The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

Pursuant to the rules of the SEC, services that deliver our communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of our Notice of Internet Availability of Proxy Materials or Annual Report to Stockholders and Proxy Statement. Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials or Annual Report and Proxy Statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders may notify us of their requests by calling (203) 222-7170 or writing Terex Corporation at 200 Nyala Farm Road, Westport, CT 06880.

STOCKHOLDERS    ARE   URGED   TO    VOTE    THEIR    PROXIES    WITHOUT    DELAY.
A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

By order of the Board of Directors,
Eric I Cohen Secretary

March 31, 2009
Westport, Connecticut

Appendix A

Terex Corporation
2009 Omnibus Incentive Plan

Terex Corporation
2009 Omnibus Incentive Plan

Article 1. Establishment, Purpose, and Duration

1.1          Establishment. Terex Corporation, a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Terex Corporation 2009 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards. This Plan shall become effective upon stockholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2          Purpose of This Plan. The purpose of this Plan is to provide a means whereby Employees, Directors, and Third-Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third-Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.  The Company intends that certain compensation payable under this Plan will constitute “qualified performance-based compensation” under Section 162(m) of the Code.  This Plan shall be administratively interpreted and construed in a manner consistent with such intent.

1.3          Duration of This Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1          “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2          “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3          “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4          “Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.

2.5          “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6          “Board” or “Board of Directors” means the board of directors of the Company.

2.7          “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8          "Cause" shall mean:

(a)	Willful, substantial and continued failure to perform duties;

(b)	Willful engagement in conduct that is demonstrably and materially injurious to the Company; or

(c)
Entry by a court or quasi-judicial governmental agency of the United States or a political subdivision thereof of an order barring an Employee from serving as an officer or director of a public company.

For the purposes of clauses, (a) and (b) of this definition, no act or failure to act shall be deemed "willful" (x) if caused by a Disability or (y) unless done, or omitted to be done, not in good faith or without reasonable belief that such act or omission was in the best interest of the Company.

2.9          "Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i)           any person or group (as described in regulations under Section 409A of the Code) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company) representing

(A) more than 50% or more of the combined voting power of the Company's then outstanding securities, excluding any person or group who becomes such a Beneficial Owner in connection with transactions described in clauses (x), (y) or (z) of paragraph (iii) below and excluding the acquisition by a person or group holding more than 50 percent of such voting power or

(B) 30 percent or more of the combined voting power of Terex’s then outstanding securities during any twelve-month period;

(ii)           there is a change in the composition of the Board of Directors of the Company occurring during any twelve month period, as a result of which fewer than a majority of the directors are Incumbent Directors (“Incumbent Directors” shall mean directors who either (x) are members of the Board as of the date of this Agreement or (y) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination); or

2

(iii)           there is consummated, in any transaction or series of transactions during a twelve-month period, a complete liquidation or dissolution of the Company or a merger, consolidation or sale of all or substantially all of the Company’s assets (collectively, a “Business Combination”) other than a Business Combination after which (x)  the stockholders of the Company own more than 50 percent of the common stock or combined voting power of the voting securities of the company resulting from the Business Combination, (y) at least a majority of the board of directors of the resulting corporation were Incumbent Directors and (z) no individual, entity or group (excluding any corporation resulting from the Business Combination or any employee benefit plan of such corporation or of the Company) becomes the Beneficial Owner of 35 percent or more of the combined voting power of the securities of the resulting corporation, who did not own such securities immediately before the Business Combination.

This definition of “Change in Control” is intended to comply with the definition of “Change in Control” under Code Section 409A.  For purposes of this Section 2.9, any of the events described above shall in any case constitute a "change in the ownership or effective control" of the Company or a "change in the ownership of a substantial portion of the assets" of the Company, in each case, within the meaning of Code Section 409A in order to be a “Change in Control” hereunder.

For purposes of this Section 2.9, the rules of Code Section 318(a) and the regulations issued thereunder shall be used to determine stock ownership.

2.10        “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.11        “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. Each member of the Committee shall be a Nonemployee Director and an Outside Director, except that if the Board determines that (i) the Plan cannot or need not satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Awards are not or need not be exempt from Section 16(b) of the Exchange Act), then there may be less than two members of the Committee, and the members of the Committee need not be Nonemployee Directors or (ii) they no longer want the Plan to comply with the requirements of Section 162(m) of the Code and the regulations thereunder, or the Plan need not comply with such requirements, then there may be less than two members of the Committee and the members of the Committee need not be Outside Directors.  If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.12        “Company” means Terex Corporation, a Delaware corporation, and any successor thereto as provided in Article 20 herein.

2.13        “Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m).

2.14        “Director” means any individual who is a member of the Board of Directors.

2.15       “Disability” means, subject to an examination as specified by the Committee, a Participant's inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of twelve (12) months or longer.

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2.16        “Dividend Equivalents” has the meaning set forth in Section 3.2(i).

2.17        “Effective Date” has the meaning set forth in Section 1.1.

2.18        “Employee” means any individual performing services for the Company, an Affiliate, or a Subsidiary and designated as an employee of the Company, a Subsidiary or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, or Subsidiary during such period. An individual shall not cease to be an Employee in the case of: (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any Affiliates, or any Subsidiaries. Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute "employment" by the Company.

2.19       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.20       “Extraordinary Items” means (a) extraordinary, unusual, and/or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger or acquisition.

2.21        “Fair Market Value” or “FMV” means:

(a)
If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the "Fair Market Value" of a Share as of a specified date shall mean the per Share closing price of the Shares for the date as of which Fair Market Value is being determined (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) on the principal securities exchange on which the Shares are listed or admitted to trading.

(b)
If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the NASDAQ Stock Market, Inc. ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the last sales price for the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system.  If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question.

(c)
In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the price of a Share as determined by the Committee in its sole discretion by application of a reasonable valuation method.  The Committee may, in its sole discretion, seek the advice of outside experts in connection with any such determination.

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2.22        “Full-Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.23        “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.24        “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.25        “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option that is intended to meet the requirements of Code Section 422 or any successor provision.

2.26        “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a Beneficial Owner of more than ten percent (10%) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.27        “Nonemployee Director” means a Director who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) of the Exchange Act.

2.28        “Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.29        “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.30        “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.31        “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.32        “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.33        “Outside Director” is a Director who is an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code.

2.34        “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.35        “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

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2.36        “Performance Measures” mean measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.37        “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.38        “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.39        “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.40        “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.41        “Plan” means the Terex Corporation 2009 Omnibus Incentive Plan.

2.42        “Plan Year” means the Company’s fiscal year which begins January 1 and ends December 31.

2.43        “Prior Plans” means the Terex Corporation 2000 Incentive Plan and the 1996 Terex Corporation Long Term Incentive Plan, as amended.

2.44        “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.45        “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Grant Date.

2.46        “SEC” means the United States Securities and Exchange Commission.

2.47        “Share” means a share of common stock of the Company, no par value per share.

2.48        “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.49        “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.50        “Third-Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

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Article 3. Administration

3.1          General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2          Authority of the Committee. Subject to any express limitations set forth in the Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:

(a)
To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award, and the number of Shares subject to an Award;

(b)
To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(c)	To approve forms of Award Agreements for use under the Plan;

(d)	To determine Fair Market Value of a Share in accordance with Section 2.21 of the Plan;

(e)	To amend the Plan or any Award Agreement as provided in the Plan;

(f)
To adopt subplans and/or special provisions applicable to stock awards regulated by the laws of a jurisdiction other than and outside of the United States. Such subplans and/or special provisions may take precedence over other provisions of the Plan, but unless otherwise superseded by the terms of such subplans and/or special provisions, the provisions of the Plan shall govern;

(g)	To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a stock award previously granted by the Committee or the Board;

(h)	To determine whether Awards will be settled in Shares of common stock, cash, or in any combination thereof;

(i)
To determine whether Awards will be adjusted for Dividend Equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant; provided, however, that Options and SARs may not be adjusted for Dividend Equivalents;

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(j)	To establish a program whereby Participants designated by the Committee may reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(k)	To authorize a program permitting eligible Participants to surrender outstanding Awards in exchange for newly granted Awards;

(l)
To impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares, including, without limitation: (i) restrictions under an insider trading policy and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(m)
To provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination thereof, the amount of which is determined by reference to the value of Shares.

3.3          Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more Directors or officers, in accordance with applicable law, of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such Director or officer for Awards granted to an Employee who is considered an Insider or whose compensation is subject to Section 162(m) of the Code; and (ii) the Director(s) or officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

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Article 4. Shares Subject to This Plan and Maximum Awards

4.1          Number of Shares Authorized and Available for Awards. The number of Shares authorized and available for Awards under the Plan shall be determined in accordance with the following provisions:

(a)
Subject to adjustment as provided in Section 4.4 of the Plan, the maximum number of Shares available for issuance under the Plan shall be 3,000,000 shares, plus (i) the number of Shares remaining available for issuance under the Prior Plans that are not subject to outstanding Awards as of the Effective Date, and (ii) the number of Shares subject to Awards outstanding under the Prior Plans as of the Effective Date but only to the extent that such outstanding Awards are forfeited, expire, or otherwise terminate without the issuance of such Shares.

(b)	The maximum number of Shares that may be issued pursuant to ISOs under the Plan shall be 3,000,000.

4.2          Share Usage. Shares covered by an Award shall be counted as used only to the extent they are actually issued. Any Shares related to Awards under this Plan or under the Prior Plans that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the Shares, or are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), the tendered Shares shall again be available for grant under this Plan. Furthermore, if an SAR is exercised and settled in Shares, the difference between the total Shares exercised and the net Shares delivered shall again be available for grant under this Plan, with the result being that only the number of Shares issued upon exercise of an SAR is counted against the Shares available for issuance under the Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3          Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Sections 4.4 and 20.2, shall apply to grants of such Awards under this Plan:

(a)	Options and SARs: The maximum aggregate number of Shares subject to Options and SARs granted to any one Participant in any one Plan Year shall be 750,000.

(b)
Restricted Stock and Restricted Stock Units: The maximum aggregate number of Shares subject to Restricted Stock and Restricted Stock Units granted to any one Participant in any one Plan Year shall be 750,000.

(c)
Performance Units: The maximum aggregate amount awarded or credited with respect to Performance Units to any one Participant in any one Plan Year in respect of any performance period may not exceed $20,000,000, determined as of the date of grant.

(d)
Performance Shares: The maximum aggregate number of Performance Shares that a Participant may receive in any one Plan Year in respect of any performance period shall be 750,000 Shares, determined as of the date of grant.

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(e)
Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year in respect of any performance period may not exceed $20,000,000, determined as of the date of grant.

(f)
Other Stock-Based Awards: The maximum aggregate amount awarded or credited with respect to Other Stock-Based Awards to any one Participant in any one Plan Year in respect of any performance period may not exceed 750,000 Shares, determined as of the date of grant.

4.4          Adjustments in Authorized Shares. Adjustment in authorized Shares available for issuance under the Plan or under an outstanding Award and adjustments in Annual Award Limits shall be subject to the following provisions:

(a)
In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards, provided that the Committee, in its sole discretion, shall determine the methodology or manner of making such substitution or adjustment.

(b)	The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions described in Section 4.4(a).

(c)	The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

(d)
Subject to the provisions of Article 18 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

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Article 5. Eligibility and Participation

5.1          Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third-Party Service Providers.

5.2          Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

Article 6. Stock Options

6.1          Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Employees and Directors in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.

6.2          Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

6.3          Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of a Share as of the Option’s Grant Date.

6.4          Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5          Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6          Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any exercised Option shall be payable to the Company in accordance with one of the following methods:

(a)	In cash or its equivalent;

(b)	By tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price;

(c)	By a cashless (broker-assisted) exercise;

(d)	By any combination of (a), (b), and (c); or

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(e)	Any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable, but in no event later than 45 days, after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or Shares, as applicable.

6.7          Termination of Employment. Each Participant’s Award Agreement may set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.  In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment of a Participant or the termination or separation from service of a Third-Party Service Provider or a Director for any reason (other than by reason of death, Disability or Change in Control), the term of any Options granted to such Participant outstanding and vested as of the date of (or as a result of) such termination or separation, shall expire six (6) months after the date of such termination or separation, provided, however, that in no instance may the term of an Award, as so extended, extend beyond the end of the original term of the Award Agreement.  Except as otherwise provided by the Committee, any unvested options held by such Participant under this Plan shall be forfeited upon such termination or separation.

6.8          Special Rules Regarding ISOs. Notwithstanding any provision of the Plan to the contrary, an ISO granted to a Participant shall be subject to the following rules:

(a)	Special ISO Definitions.

(i)	“Parent Corporation” shall mean as of any applicable date a corporation in respect of the Company that is a parent corporation within the meaning of Code Section 424(e).

(ii)	“ISO Subsidiary” shall mean as of any applicable date any corporation in respect of the Company that is a subsidiary corporation within the meaning of Code Section 424(f).

(iii)
A “10% Owner” is an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent Corporation or any ISO Subsidiary.

(b)	Eligible Employees. ISOs may be granted solely to eligible Employees of the Company, Parent Corporation, or ISO Subsidiary (as permitted under Code Sections 422 and 424).

(c)
Option Price. The Option Price of an ISO granted under the Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must at least equal one hundred percent (100%) of the Fair Market Value of a Share as of the ISO’s Grant Date (in the case of 10% Owners, the Option Price may not be not less than 110% of such Fair Market Value).

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(d)	Right to Exercise. Any ISO granted to a Participant under the Plan shall be exercisable during his or her lifetime solely by such Participant.

(e)
Exercise Period. The period during which a Participant may exercise an ISO shall not exceed ten (10) years (five (5) years in the case of a Participant who is a 10% Owner) from the date on which the ISO was granted.

(f)
Termination of Employment. In the event a Participant terminates employment due to death or disability, as defined under Code Section 22(e)(3), the Participant (or his beneficiary, in the case of death) shall have the right to exercise the Participant’s ISO Award during the period specified in the applicable Award Agreement solely to the extent the Participant had the right to exercise the ISO on the date of his death or disability, as applicable; provided, however that such period may not exceed one (1) year from the date of such termination of employment or, if shorter, the remaining term of the ISO. In the event a Participant terminates employment for reasons other than death or disability, as defined under Code Section 22(e)(3), the Participant shall have the right to exercise the Participant’s ISO Award during the period specified in the applicable Award Agreement solely to the extent the Participant had the right to exercise the ISO on the date of such termination of employment; provided, however that such period may not exceed three (3) months from the date of such termination of employment or, if shorter, the remaining term of the ISO.

(g)
Dollar Limitation. To the extent that the aggregate Fair Market Value of: (i) the Shares with respect to which Options designated as Incentive Stock Options plus (ii) the Shares of common stock of the Company, Parent Corporation, and any Subsidiary with respect to which other Incentive Stock Options are exercisable for the first time by a holder of an ISO during any calendar year under all plans of the Company and any Affiliate and Subsidiary exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option or other Incentive Stock Option is granted.

(h)	Duration of Plan. No Incentive Stock Options may be granted more than ten (10) years after the earlier of: (i) adoption of this Plan by the Board, or (ii) the Effective Date.

(i)
Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO, such Participant shall notify the Company of such disposition within thirty (30) days thereof. The Company shall use such information to determine whether a disqualifying disposition as described in Code Section 421(b) has occurred.

(j)
Transferability. No ISO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided, however, at the discretion of the Committee, an ISO may be transferred to a grantor trust under which the Participant making the transfer is the sole beneficiary.

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Article 7. Stock Appreciation Rights

7.1          Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

7.2          Grant Price. The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of a Share as of the Grant Date.

7.3          SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.4          Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary of its grant date.

7.5          Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.6          Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company, within 45 days of the date of exercise, in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

7.7          Form of Payment. Payment, if any, with respect to an SAR settled in accordance with Section 7.6 of the Plan shall be made in accordance with the terms of the applicable Award Agreement, in cash, Shares, or a combination thereof, as the Committee determines.

7.8          Termination of Employment. Each Award Agreement may set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, Affiliates, or Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.  In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment or separation from service of a Participant for any reason (other than by reason of death, Disability or Change in Control), the term of any SAR granted to such Participant outstanding and vested as of the date (or as a result of) such termination or separation, shall expire six (6) months after the date of such termination or separation, provided, however, that in no instance may the term of an Award, as so extended, extend beyond the end of the original term of the Award Agreement.  Except as otherwise provided by the Committee, any unvested SARs held by such Participant under this Plan shall be forfeited upon such termination or separation.

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7.9          Other Restrictions. The Committee shall impose such other conditions or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1          Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

8.2          Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3          Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.4          Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion: The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Terex Corporation 2009 Omnibus Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Terex Corporation

8.5          Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

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8.6          Termination of Employment. Each Award Agreement may set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.  In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment of a Participant or the termination or separation from service of a Third-Party Service Provider or a Director for any reason (other than by reason of death, Disability or Change in Control), any unvested Restricted Stock and/or Restricted Stock Units granted to such Participant under this Plan shall be forfeited upon such termination or separation.

Article 9. Performance Units/Performance Shares

9.1          Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2          Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to 100% of Fair Market Value of a Share as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3          Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive a payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4          Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares in accordance with the terms of the Award Agreement. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5          Termination of Employment. Each Award Agreement may set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.  In the absence of a specific provision in a Participant’s Award Agreement, in the event of the termination of employment of a Participant or the termination or separation from service of a Third-Party Service Provider or a Director for any reason (other than by reason of death, Disability or Change in Control), any unvested Performance Units and/or Performance Shares granted to such Participant under this Plan shall be forfeited upon such termination or separation.

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Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1          Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2          Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3          Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4          Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.  In the absence of an Award Agreement or a specific provision in a Participant’s Award Agreement to the contrary, no Participant shall have any right to receive payment of any Cash-Based Award or Other Stock-Based Award unless such Participant remains in the employ of the Company at the time of payment of such Award.

10.5          Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.  In the absence of an Award Agreement or a specific provision in a Participant’s Award Agreement, in the event of a Participant’s termination of employment or separation from service for any reason (other than by reason of death, Disability or Change in Control), any unvested Cash-Based Awards or Other Stock-Based Awards granted to such Participant under this Plan shall be forfeited upon such termination or separation.

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Article 11. Transferability of Awards and Shares

11.1          Transferability of Awards. Except as provided in Section 6.8(j) and Section 11.2, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relation order entered into by a court of competent jurisdiction; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation of this Section 11.1 shall be null and void; provided, however, Options or SARs that have vested may be transferred to a charitable organization or a Family Member of such Participant. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided. For purposes of this provision, Family Member means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

11.2          Committee Action. Except as provided in Section 6.8(j), the Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards shall be transferable to and exercisable by such transferees, and be subject to such terms and conditions as the Committee may deem appropriate; provided, however, no Award may be transferred for value without stockholder approval.

11.3          Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded, or under any blue sky or state securities laws applicable to such Shares.

Article 12. Performance Measures

12.1          Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be set within the shorter of: (a) ninety (90) days after the beginning of the Performance Period, or (b) twenty-five percent (25%) of the Performance Period has elapsed, and shall be limited to the following Performance Measures:

(a)       Net earnings or net income (before or after taxes);
(b)       Earnings per share;
(c)       Net sales or revenue growth;
(d)       Net operating profit or income;
(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);
(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);
(g)       Earnings before or after taxes, interest, depreciation, and/or amortization;
(h)       Gross or operating margins;
(i)        Productivity ratios;
(j)	Share price (including, but not limited to, growth measures and total stockholder return);
(k)       Cost control;
(l)        Margins;

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(m)      Operating efficiency;
(n)       Market share;
(o)       Customer satisfaction or employee satisfaction;
(p)       Working capital;
(q)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);
(r)        Management development;
(s)       Diversity;
(t)        Succession planning;
(u)       Financial controls;
(v)       Ethics;
(w)      Information technology;
(x)       Marketing initiatives;
(y)      Business development;
(z)       Financial structure;
(aa)     Taxes;
(bb)    Depreciation and amortization; and
(cc)     Total Stockholder Return.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate, or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12, provided that any such acceleration  complies with Treasury Regulation 1.162-27(e)(2)(iii)(B).

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12.2          Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) Extraordinary Items, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

12.3          Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

12.4          Committee Discretion. In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

Article 13. Nonemployee Director Awards

The Board or Committee shall determine and approve all Awards to Nonemployee Directors. The terms and conditions of any grant of any Award to a Nonemployee Director shall be set forth in an Award Agreement.

Article 14. Dividend Equivalents

Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on Shares that are subject to an Option, ISO, or SAR Award and further no dividends or Dividend Equivalents shall be paid out with respect to any unvested Performance Shares or Performance Units.

Article 15. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

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Article 16. Rights of Participants

16.1          Employment. Nothing in this Plan or an Award Agreement shall: (a) interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, or (b) confer upon any Participant any right to continue his employment or service as a Director or Third-Party Service Provider for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate or Subsidiary and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2          Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3          Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17. Change in Control

Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.  In the event of a Change in Control, (i) any unvested Awards granted to a Participant shall immediately vest, including any Awards that are subject to Performance Measures, which shall vest at target, and (ii) such Participant shall have the unqualified right to exercise any Options or SARs that are outstanding as of the date of such Change in Control for a period of three (3) years after such Change in Control of the Company, provided, however, that in no instance may the term of the Awards, as so extended, extend beyond the end of the original term of the Award Agreement; provided, further, however that the accelerated vesting of any Award shall not effect the distribution date of any Award subject to Code Section 409A.

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Article 18. Disability

Except for ISOs covered by Section 6.8(f), in the absence of a specific provision in a Participant’s Award Agreement, if a Participant terminates employment or separates from service due to Disability, (i) any unvested Awards granted to such Participant shall immediately vest and (ii) such Participant, or his guardian or legal representative, shall have the unqualified right to exercise any Options or SARs that are outstanding as of the date of such termination or separation for a period of one year after such termination or separation, provided, however, in no instance may the term of the Option or SAR, as so extended, extend beyond the end of the original term of the Award Agreement; provided, further, however that the accelerated vesting of any Award shall not effect the distribution date of any Award subject to Code Section 409A.

Article 19. Death

Except for ISOs covered by Section 6.8(f), in the absence of a specific provision in a Participant’s Award Agreement, if a Participant dies while employed or otherwise engaged by or providing services to the Company or any of its Subsidiaries or Affiliates, as the case may be, (i) any unvested Awards granted to such Participant under the Plan shall immediately vest and (ii) any Options or SARs outstanding as of the date of such Participant’s death shall be exercisable by the estate of such Participant or by any person who acquired such Award by bequest or inheritance, at any time within one year after the death of such Participant, provided, however, that in no instance may the term of the Option or SAR, as so extended, extend beyond the end of the original term of the Award Agreement.

Article 20. Amendment and Termination

20.1       Amendment and Termination of the Plan and Award Agreements.

(a)
Subject to subparagraphs (b) and (c) of this Section 20.1 and Section 20.3 of the Plan, the Board may at any time alter, amend, suspend or terminate the Plan as it shall deem advisable and the Committee may, at any time and from time to time, amend an outstanding Award Agreement.

(b)
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of an outstanding Award may not be amended to reduce the exercise price of outstanding Options or to reduce the Grant Price of outstanding SARs or cancel outstanding Options or SARs in exchange for cash, other Awards, or Options or SARs with an exercise price or Grant Price, as applicable, that is less than the exercise price of the cancelled Options or the Grant Price of the cancelled SARs without shareholder approval.

(c)
Notwithstanding the foregoing, no amendment of this Plan shall be made without stockholder approval if stockholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

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20.2       Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 12.3, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan. By accepting an Award under this Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 20.2 without further consideration or action.

20.3       Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, other than Sections 20.2, 20.4, or 23.14, no termination or amendment of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

20.4       Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 20.4 to any Award granted under the Plan without further consideration or action.

Article 21. Withholding

21.1          Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

21.2          Share Withholding. With respect to withholding required upon the exercise of Options or SARs, the lapse of restrictions on Restricted Stock, the delivery of cash or Shares in the settlement of Restricted Stock Units, or the achievement of performance goals related to Performance Units or Performance Shares, or any other taxable event arising as a result of an Award granted hereunder (collectively and individually referred to as a “Share Payment”), Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold from a Share Payment the number of Shares having a Fair Market Value on the date the withholding is to be determined equal to the minimum withholding requirement. All such elections shall be irrevocable, made electronically or in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 22. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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Article 23. General Provisions

23.1       Forfeiture Events.

(a)
The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company, Affiliate, or Subsidiary, violation of material Company, Affiliate, or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, any Affiliate, or Subsidiary.

(b)
If a Participant fails to sign an Award Agreement within six (6) months of such Award Agreement being delivered to the Participant by the Company, the Award being granted pursuant to such Award Agreement shall be subject to forfeiture.

(c)
If any of the Company’s financial statements are required to be restated resulting from errors, omissions, or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Award granted or paid to a Participant or make additional payments or grants to a Participant for any Award with respect to any fiscal year of the Company the financial results of which are affected by such restatement. The amount to be recovered from or paid to the Participant shall be the amount by which the Award differed from the amount that would have been payable to the Participant had the financial statements been initially filed as restated. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law (including but not limited to amounts that are required to be recovered or forfeited under Section 304 of the Sarbanes-Oxley Act of 2002). The Committee shall determine the method of any recovery or payment pursuant to this provision.

23.2       Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

23.3       Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

23.4       Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

23.5       Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

23.6       Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

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(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)
Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

23.7       Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

23.8       Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

23.9       Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees, Directors, or Third-Party Service Providers outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees, Directors, or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 23.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

23.10     Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

23.11     Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Affiliate or Subsidiary under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary or Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary or Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

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23.12     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

23.13     Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

23.14     Deferred Compensation.

(a)
The Committee may grant Awards under the Plan that provide for the deferral of compensation within the meaning of Code Section 409A. It is intended that such Awards comply with the requirements Section 409A so that amounts deferred thereunder are not includible in income and are not subject to an additional tax of twenty percent (20%) at the time the deferred amounts are no longer subject to a substantial risk of forfeiture.

(b)
Notwithstanding any provision of the Plan or Award Agreement to the contrary, if one or more of the payments or benefits to be received by a Participant pursuant to an Award would constitute deferred compensation subject to Code Section 409A and would cause the Participant to incur any penalty tax or interest under Code Section 409A or any regulations or Treasury guidance promulgated thereunder, the Committee may reform the Plan and Award Agreement to comply with the requirements of Code Section 409A and to the extent practicable maintain the original intent of the Plan and Award Agreement. By accepting an Award under this Plan, a Participant agrees to any amendments to the Award made pursuant to this Section 21.14(b) without further consideration or action.

23.15     Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

23.16     No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

23.17     Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

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23.18     Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

23.19     No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

23.20     Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

TEREX CORPORATION

TEREX CORPORATION
200 NYALA FARM ROAD
WESTPORT, CT 06880

M11961

Meeting Information

Meeting Type: Annual
For holders as of: 03/17/09
Date: 05/14/09 **Time:** 10:00 A.M. EDT
Location: Terex Corporation
200 Nyala Farm Road
Westport, Connecticut 06880

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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NOTICE AND PROXY STATEMENT ANNUAL REPORT

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M11962

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

1. ELECTION OF DIRECTORS

   NOMINEES:

   01) Ronald M. DeFeo
   02) G. Chris Andersen
   03) Paula H.J. Cholmondeley
   04) Don DeFosset
   05) William H. Fike
   06) Thomas J. Hansen
   07) Dr. Donald P. Jacobs
   08) David A. Sachs
   09) Oren G. Shaffer
   10) David C. Wang
   11) Helge H. Wehmeier

2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

4. Upon such other business as may properly come before the meeting or any adjournments or postponements, hereby revoking any proxy heretofore given.

M11963

TEREX

TEREX CORPORATION
200 NYALA FARM ROAD
WESTPORT, CT 06880

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Terex Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Terex Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M11958 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TEREX CORPORATION

Vote on Directors

1. ELECTION OF DIRECTORS
NOMINEES:
01) Ronald M. DeFeo
02) G. Chris Andersen
03) Paula H.J. Cholmondeley
04) Don DeFosset
05) William H. Fike
06) Thomas J. Hansen
07) Dr. Donald P. Jacobs
08) David A. Sachs
09) Oren G. Shaffer
10) David C. Wang
11) Helge H. Wehmeier

For All ☐ **Withhold All** ☐ **For All Except** ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Vote on Proposal

	For	Against	Abstain
2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐
3. APPROVAL OF THE TEREX CORPORATION 2009 OMNIBUS INCENTIVE PLAN	☐	☐	☐

4. Upon such other business as may properly come before the meeting or any adjournments or postponements, hereby revoking any proxy heretofore given.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND "FOR" PROPOSALS 2 AND 3.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OF

TEREX CORPORATION

THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting of Stockholders, you can ensure that these shares are represented at the meeting by completing, signing and returning your proxy card below.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Please detach and mail in the envelope provided.

M11959

TEREX CORPORATION

2009 Annual Meeting

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronald M. DeFeo and Eric I Cohen, and either one of them, proxies with the power of substitution to act, by unanimous vote, or if only one votes or acts then by that one, to vote for the undersigned at the Annual Stockholders' Meeting of Terex Corporation, to be held at 10:00 A.M., local time, on May 14, 2009, at the offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, and any adjournment or postponement thereof, as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD OF DIRECTORS' NOMINEES AND FOR PROPOSALS 2 AND 3.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)